Exhibit 99.1

Waterford Hospitality Group,
LLC and Subsidiaries

Consolidated Financial Statements
December 31, 2004, 2003 and 2002

Waterford Hospitality Group, LLC and Subsidiaries
Index
December 31, 2004, 2003 and 2002

Page(s)

Report of Independent Auditors	1

Consolidated Financial Statements

Consolidated Balance Sheets	2

Consolidated Statements of Operations	3

Consolidated Statements of Changes in Member’s Equity	4

Consolidated Statements of Cash Flows	5

Notes to Consolidated Financial Statements	6–20

PricewaterhouseCoopers LLP
100 Pearl Street
Hartford CT 06103-4508
Telephone (860) 241 7000
Facsimile (860) 241 7590

Report of Independent Auditors

To the Member of
Waterford Hospitality Group, LLC

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of change in member’s equity and of cash flows present fairly, in all material respects, the financial position of Waterford Hospitality Group, LLC and Subsidiaries (the “Company”) at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Hartford, Connecticut
March 31, 2005

Waterford Hospitality Group, LLC and Subsidiaries
Consolidated Balance Sheets
December 31, 2004 and 2003

	2004	2003
Assets
Cash and cash equivalents	$6,419,211	$4,390,083
Cash in escrow	965,323	4,070,858
Restricted cash	1,876,274	1,720,196
Accounts receivable, net	1,215,123	1,451,432
Other current assets	1,039,973	740,313

Total current assets	11,515,904	12,372,882

Property, building and equipment, net	133,319,543	82,439,045
Deferred costs, net	2,889,737	2,973,682
Investment in Danbury Suites, LLC	397,726	324,227
Other assets	1,000	257,700

Total assets	$148,123,910	$98,367,536

Liabilities and Member’s Equity
Current maturities of long-term debt	$1,134,927	$1,106,580
Accounts payable	1,383,554	1,252,575
Accrued expenses	1,515,984	1,755,774
Accrued development costs	11,845,431	2,207,535
Gift certificates	450,288	732,870

Total current liabilities	16,330,184	7,055,334

Long-term debt	66,517,031	55,294,589

Minority interest in consolidated subsidiaries	16,821,802	10,107,951

Total liabilities	99,669,017	72,457,874

Commitments and contingencies
Member’s equity	48,454,893	25,909,662

Total liabilities and member’s equity	$148,123,910	$98,367,536

The accompanying notes are an integral part of these consolidated financial statements.

Waterford Hospitality Group, LLC and Subsidiaries
Consolidated Statements of Operations
Years Ended December 31, 2004, 2003 and 2002

	2004	2003	2002
Revenues
Rooms	$25,933,048	$23,080,747	$20,550,681
Food and beverage	9,214,631	8,133,561	7,953,488
Spa	3,586,603	3,322,042	3,063,321
Telephone	374,029	362,152	397,650
Rental income	443,117	340,678	—
Other	680,296	452,238	325,384

Total revenues	40,231,724	35,691,418	32,290,524

Departmental expenses
Rooms	6,650,251	6,143,787	5,361,500
Food and beverage	6,494,588	5,907,718	6,170,322
Spa	3,059,531	2,818,862	2,715,160
Telephone	329,379	261,694	153,347
Rental expenses	66,380	53,900	—
Franchise fees	2,121,814	1,806,617	1,449,385
Management fees, net	1,306,255	930,958	1,211,919

Total departmental expenses	20,028,198	17,923,536	17,061,633

Departmental income	20,203,526	17,767,882	15,228,891

Unallocated operating expenses
Administrative and general	4,732,009	2,925,660	2,366,929
Marketing	2,849,980	2,487,475	2,096,263
Energy costs	1,737,498	1,502,243	1,215,519
Property taxes and insurance	1,528,113	1,610,035	1,053,941
Property operating and maintenance	1,516,835	1,496,507	1,090,503
Depreciation and amortization	5,940,993	5,981,468	5,150,797

Total unallocated operating expenses	18,305,428	16,003,388	12,973,952

Operating income	1,898,098	1,764,494	2,254,939

Other income (expense)
Interest expense	(4,217,790)	(3,830,669)	(3,482,100)
Interest income	65,376	21,231	36,688
Equity in income of Danbury Suites, LLC	113,499	62,244	230,144
Loss on refinancing of long-term debt	(76,615)	—	—
Minority interest in net loss of consolidated subsidiaries	371,460	891,649	506,900
Other	169,443	(29,861)	(32,227)

Net loss	$(1,676,529)	$(1,120,912)	$(485,656)

The accompanying notes are an integral part of these consolidated financial statements.

Waterford Hospitality Group, LLC and Subsidiaries
Consolidated Statements of Changes in Member’s Equity
Years Ended December 31, 2004, 2003 and 2002

Waterford
Group, LLC

Member’s equity, December 31, 2001	$19,368,330
Contributions	3,125,000
Distributions	(97,000)
Net loss	(485,656)

Member’s equity, December 31, 2002	21,910,674
Contributions	5,119,900
Net loss	(1,120,912)

Member’s equity, December 31, 2003	25,909,662
Contributions	24,221,760
Net loss	(1,676,529)

Member’s equity, December 31, 2004	$48,454,893

The accompanying notes are an integral part of these consolidated financial statements.

Waterford Hospitality Group, LLC and Subsidiaries
Consolidated Statements of Cash Flows
Years Ended December 31, 2004, 2003 and 2002

	2004	2003	2002
Cash flows from operating activities
Net loss	$(1,676,529)	$(1,120,912)	$(485,656)

Adjustments to reconcile net loss to net cash provide by operating activities
Depreciation and amortization	5,940,993	5,981,468	5,150,797
Equity in income of Danbury Suites, LLC	(113,499)	(62,244)	(230,144)
Minority interest in net loss of consolidated subsidiaries	(371,460)	(891,649)	(506,900)
Loss or refinancing of long-term debt	76,615	—	—
Changes in operating assets and liabilities:
Cash in escrow	274,454	70,850	(165,959)
Accounts receivable, net	236,309	(386,675)	566,357
Other current assets	(299,660)	(211,875)	143,593
Other assets	6,700	—	(7,700)
Accounts payable	154,572	(216,293)	(125,426)
Accrued expenses	(239,790)	265,438	329,459
Gift certificates	(282,582)	191,329	124,926

Total adjustments	5,382,652	4,740,349	5,279,003

Net cash provided by operating activities	3,706,123	3,619,437	4,793,347

Cash flows from investing activities
Purchase of property, building and equipment and development costs	(46,196,423)	(10,403,569)	(13,850,312)
Minority interest in consolidated subsidiaries	7,085,311	2,697,793	1,005,159
Change in construction fund	2,831,081	(3,351,766)	—
Change in restricted cash	(156,078)	(685,859)	559,306
Other assets	250,000	(250,000)	—
Distributions from Danbury Suites, LLC	40,000	106,000	221,548

Net cash used in investing activities	(36,146,109)	(11,887,401)	(12,064,299)

Cash flows from financing activities
Proceeds from long-term debt	26,902,159	7,356,062	6,101,840
Contributions from member	24,221,760	5,119,900	3,125,000
Deferred costs	(1,003,435)	(2,140,131)	(276,430)
Payments on long-term debt	(15,651,370)	(898,060)	(1,072,147)
Distributions to member	—	—	(97,000)

Net cash provided by financing activities	34,469,114	9,437,771	7,781,263

Net change in cash and cash equivalents	2,029,128	1,169,807	510,311

Cash and cash equivalents
Beginning of year	4,390,083	3,220,276	2,709,965

End of year	$6,419,211	$4,390,083	$3,220,276

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$4,225,160	$3,835,793	$3,477,876

Supplemental disclosure of non-cash investing and financing activities
Construction-in-progress funded through accounts payable, accrued expenses and accrued development costs	$11,855,006	$2,240,703	$1,580,789

Amortization of construction loan costs capitalized to construction-in-progress	$843,576	$193,371	$—

The accompanying notes are an integral part of these consolidated financial statements.

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

1.	Organization and Member Allocations

Waterford Hospitality Group, LLC (the “Company”), a Delaware limited liability company, was formed on May 3, 1999 for the purpose of owning, developing and operating hotels and other commercial real estate. The Company’s Operating Agreement (the “Agreement”) states that the Company shall dissolve on September 30, 2020 unless election of dissolution is made prior to such time under the terms of the Agreement. In connection with the formation of the Company, Waterford Group, LLC, its sole member, made contributions totaling $16,500,000 in exchange for sole interest in the Company.

2.	Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements of the Company include the accounts of Waterford Hospitality Group, LLC (the parent), Mystic Hotel Investors, LLC (“MHI”) and its subsidiaries, Mystic Hotel Investors Remote Entity, Inc. (“MHI Remote”), Adriaen’s Landing Hotel, LLC (“Adriaen’s Landing Hotel”) and 315 Trumbull Street Associates, LLC (“315 Trumbull Street”). All significant intercompany transactions and balances have been eliminated in consolidation.

The Company has a 50% controlling interest in MHI, a 50% controlling interest in MHI Remote, a 46.875% controlling interest in Adriaen’s Landing Hotel, and a 78% controlling interest in 315 Trumbull Street.

Operations The Company’s activities are primarily carried out through the operations of its subsidiaries.

MHI was formed on May 3, 1999 for the purpose of owning, developing and operating hotels and other commercial real estate and include the accounts of: MHI; Norwich Hotel, LLC (“Norwich Hotel”); Whitehall Mansion Partners, LLC (“Whitehall Mansion”); Waterford Suites, LLC (“Waterford Suites”); Exit 88 Hotel, LLC (“Exit 88 Hotel”); Southington Suites, LLC (“Southington Suites”); Warwick Lodgings, LLC (“Warwick Lodgings”); Danbury Hotel, LLC (“Danbury Hotel”); 790 West Street, LLC (“790 West Street”); 50 Columbus Blvd, LLC (“50 Columbus Blvd”); Exit 88 Offices, LLC (“Exit 88 Offices”); Exit 88 Realty, LLC (“Exit 88 Realty”); and Adriaen’s Landing Hotel.

MHI has a 99.9% ownership interest in Exit 88 Hotel, a 67% interest in Southington Suites and 790 West Street, a 50% interest in 50 Columbus Blvd and a 46.875% interest in Adriaen’s Landing Hotel. The remaining entities included in MHI are wholly-owned subsidiaries of MHI.

Danbury Hotel has a 40% equity investment in Danbury Suites, LLC. Danbury Hotel’s investment in Danbury Suites, LLC is accounted for utilizing the equity method.

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

Each of MHI’s subsidiaries have been formed for a specific purpose and have principal operations as follows:

Entity	Property Type	Rooms	Location
Norwich Hotel	Courtyard by Marriott, hotel and Rosemont Suites hotel	144	Norwich, CT

Whitehall Mansion	Residence Inn by Marriott, hotel and mansion	133	Mystic, CT

Waterford Suites	Springhill Suites by Marriott, hotel	80	Waterford, CT

Exit 88 Hotel	Full service Marriott, hotel	285	Groton, CT

Southington Suites	Residence Inn by Marriott, hotel	94	Southington, CT

Warwick Lodgings	Courtyard by Marriott, hotel	92	Warwick, RI

Danbury Suites	Residence Inn by Marriott, hotel	78	Danbury, CT

Adriaen’s Landing Hotel	Full service Marriott, hotel (under construction)	409	Hartford, CT

790 West Street	Commercial rental property	-	Southington, CT

50 Columbus Blvd	Commercial office rental property	-	Hartford, CT

Exit 88 Offices	Land for development	-	Groton, CT

Exit 88 Realty	Land for development	-	Groton, CT

MHI’s operating hotels and property developments are geographically concentrated in the State of Connecticut (the “State”). As such, there is an element of dependence on the economy of the Northeast region.

315 Trumbull Street was formed on January 14, 2004 for the purpose of acquiring, renovating and operating a 390-room, full service Hilton hotel located in Hartford, Connecticut. It was originally estimated that the total equity contributions of the members to complete the project would be approximately $15,500,000, of which the Company would contribute $12,090,000 for a 78% interest in 315 Trumbull Street. On March 8, 2004, the hotel was purchased from the City of Hartford for approximately $5,705,000, subject to a land lease (Note 11).

Accounting Method

The accrual method of accounting is used in the preparation of the consolidated financial statements.

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

Cash and Cash Equivalents

Cash and cash equivalents consist of short-term, highly liquid investments which have maturities of three months or less from date of issuance.

Financial instruments which potentially subject the Company to a concentration of credit risk principally consist of cash in excess of the financial institution’insurance limits. The Company invests available cash with high credit quality institutions.

Cash in Escrow

Cash in escrow consists of the following at December 31, 2004 and 2003:

	2004	2003
Construction fund	$520,685	$3,351,766
Insurance and property tax reserves	444,638	719,092

	$965,323	$4,070,858

Cash in escrow related to the construction fund represents amounts held with the State for the construction of certain foundation, support, utility and other elements for the Adriaen’s Landing Hotel project. Amounts are released from escrow as the work progresses based upon the approval of applications for payment of invoiced construction costs.

Cash in escrow related to insurance and property tax reserves are held as required by the terms of certain of MHI’s long-term debt agreements.

Restricted Cash

Restricted cash represents cash deposited separately for repairs and replacements as required by certain of MHI’s long-term debt agreements.

Inventory

Inventory is stated at the lower of cost or market, with cost using the first-in, first-out method of accounting. Inventory amounts are included in other current assets on the consolidated balance sheets.

Property, Building and Equipment

Property, building and equipment are stated at cost, less accumulated depreciation. Depreciation expense is computed on a straight-line basis over the assets estimated useful life beginning in the year of acquisition or transfer from construction in progress. Estimated useful lives of the assets are as follows:

Years
Buildings and site improvements	15-40
Furniture, fixtures and equipment	5-7
Vehicles	5

Expenditures for repairs and maintenance are charged to expense as incurred. For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income for the period.

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

Deferred Costs

Certain costs associated with the Company’s financings have been capitalized and are being amortized on a straight-line basis over the term of the corresponding debt. The cost of franchise rights are being amortized on a straight-line basis over the term of the corresponding franchise agreements.

Revenue Recognition

Revenues from rooms, food and beverage, spa and other departments are recognized as earned on the close of each business day.

Rental income from commercial and other tenants is recognized on a straight-line basis over the terms of the respective lease agreements.

Income Taxes

The Company is a single member limited liability company and is included as a component of Waterford Group LLC’s federal and state income tax returns. As a result, no provision for federal and state income taxes has been made in the accompanying consolidated financial statements.

Gift Certificates

Gift certificates represent payments received from sales of gift certificates related to the Elizabeth Arden Red Door Salon and Spa at Exit 88 Hotel. Gift certificates are recognized into spa revenues upon redemption.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The primary estimates relate to the collectibility of accounts receivable and the useful lives of property, building and equipment.

3.	Accounts Receivable

Accounts receivable consists of the following at December 31, 2004 and 2003:

	2004	2003
Room receivables	$1,249,209	$1,251,159
Other receivables	2,035	245,706

	1,251,244	1,496,865
Less: Allowance for doubtful accounts	(36,121)	(45,433)

	$1,215,123	$1,451,432

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

4.	Property, Building and Equipment

Property, building and equipment consists of the following at December 31, 2004 and 2003:

	2004	2003
Land	$6,336,277	$6,336,851
Buildings and building improvements	61,713,771	61,396,777
Furniture and equipment	20,138,972	19,753,517
Vehicles	176,283	176,283

	88,365,303	87,663,428

Less: Accumulated depreciation	(20,184,043)	(14,434,787)

	68,181,260	73,228,641

Construction-in-progress	65,138,283	9,210,404

	$133,319,543	$82,439,045

Depreciation expense charged to operations was $5,773,804, $5,725,963 and $4,888,968 for the years ended December 31, 2004, 2003 and 2002, respectively.

5.	Deferred Costs

Deferred costs consist of the following at December 31, 2004 and 2003:

	2004	2003
Deferred financing costs	$4,026,179	$3,328,913
Franchise agreements	543,018	425,038
Other	128,546	128,546

	4,697,743	3,882,497
Less: Accumulated amortization	(1,808,006)	(908,815)

	$2,889,737	$2,973,682

Amortization expense charged to operations, net of amounts capitalized to construction-in-progress, was $167,189, $255,505 and $261,829 for the years ended December 31, 2004, 2003 and 2002, respectively. Amortization of deferred financing costs totaling $843,576, $193,371 and $-0- was capitalized to construction-in-progress during the years ended December 31, 2004, 2003 and 2002, respectively.

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

The Company’s estimate of amortization expense for each of the succeeding five years and thereafter is as follows:

Year Ending December 31,
2005	$1,074,680
2006	463,406
2007	224,305
2008	163,760
2009	155,057
Thereafter	808,529

$2,889,737

6.	Investment in Danbury Suites, LLC

MHI, through its wholly-owned subsidiary Danbury Hotel, has a 40% non-controlling interest in Danbury Suites, LLC which owns and operates a 78-room Residence Inn hotel by Marriott in Danbury, Connecticut. Condensed information related to Danbury Suites, LLC as of December 31, 2004, 2003 and 2002 is as follows. Total revenues and net income are for the years ended December 31, 2004, 2003 and 2002.

	2004	2003	2002
Current assets	$396,159	$290,442
Restricted assets	649,770	510,592
Property, building and equipment, net	4,767,346	4,860,576
Other assets	97,165	107,808

	5,910,440	5,769,418

Current liabilities	(263,635)	(228,624)
Long-term debt	(4,651,446)	(4,729,182)

Total liabilities	(4,915,081)	(4,957,806)

Members’ equity	$995,359	$811,612

Total revenues	$2,723,245	$2,688,750	$2,980,358

Net income	$283,747	$155,610	$575,360

Investment in Danbury Suites, LLC
Investment in Danbury Suites, LLC, beginning of year	$324,227	$367,983	$359,387
Distributions	(40,000)	(106,000)	(221,548)
Equity in income	113,499	62,244	230,144

Investment in Danbury Suites, LLC, end of year	$397,726	$324,227	$367,983

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

7.	Long-Term Debt

Long-term debt consists of the following at December 31, 2004 and 2003:

	2004	2003
$26,000,000 mortgage note with GMAC Commercial Mortgage Corporation (“GMAC”), modified on October 24, 2003, due and payable on November 1, 2010 with monthly payments of principal and interest of $183,431 (commencing on November 1, 2003), bearing interest at 6.98% per annum throughout the term of the note, collateralized by the real property at Exit 88 Hotel with a limited guaranty by MHI in certain circumstances	$25,597,536	$25,967,702

$8,200,000 mortgage note with GMAC, due and payable on February 1, 2014 with monthly payments of principal and interest of $57,382, bearing interest at 6.89% per annum, collateralized by the real and personal property at Whitehall Mansion with a limited guaranty by MHI in certain circumstances	8,100,647	—

$8,000,000 loan with the City of Hartford under the U.S. Department of Housing and urban Development Section 108 Loan Program, maturing on August 1, 2024, with principal payments of $421,000 commencing on August 1, 2006 and interest payable on August 1st and February 1st of each year, commencing February 1, 2005, bearing interest at rates ranging from 3.09% to 6.01% per annum (as defined in the agreement), collateralized by the real property at Adriaen’s Landing Hotel and guaranteed by MHI	8,000,000	—

$7,500,000 mortgage note with Banknorth N.A., due and payable on March 1, 2014 with monthly payments of principal and interest of $55,918, bearing interest at 6.50% per annum and collateralized by the real property at Norwich Hotel	7,368,042	—

$6,500,000 construction to permanent loan with Banknorth N. A., due and payable on October 1, 2012 with monthly payments of principal and interest of $45,609, bearing interest at 6.82% per annum, collateralized by the real property at Southington Suites and guaranteed by MHI and Southington Suites’ minority investor (the guaranty was released during 2003)	6,254,702	6,364,169

$5,900,000 construction to permanent loan with the Washington Trust Company, due and payable on March 27, 2008 with monthly payments of principal and interest of $41,098, bearing interest at 5.57% per annum and collateralized by the real property at Warwick Lodgings	5,650,237	5,818,227

$20,000,000 construction loan with Fleet National Bank (“Bank of America”), $3,202,159 in advances received as of December 31, 2004, due and payable in monthly principal and interest installments based on a 25-year amortization period upon completion of renovations, bearing interest at either a floating rate and/or a LIBO Rate (as defined), collateralized by a mortgage on all of 315 Trumbull Street’s assets and guaranteed by the Company	3,202,159	—

$3,600,000 promissory note with People’s Bank, due and payable on November 1, 2018 with monthly payments of principal and interest of $28,874, bearing interest at 7.34% per annum, collateralized by certain real property at Waterford Suites and guaranteed by certain affiliates of MHI	2,998,862	3,116,736

$500,000 construction to permanent loan with the Washington Trust Company, due and payable on April 28, 2013 with monthly payments of principal and interest of $3,625, bearing interest at 6.19% per annum and collateralized by the real property at 790 West Street with a limited guaranty by MHI in certain circumstances	479,773	492,639

$8,500,000 promissory note with Citicorp Real Estate, Inc., due and payable on August 1, 2008 with monthly payments of principal and interest of $61,658, bearing interest at 7.29% per annum, collateralized by a mortgage on all of Whitehall Mansion’s assets	—	7,775,767

$7,500,000 promissory note with Citicorp Real Estate, Inc., due and payable on August 1, 2008 with monthly payments of principal and interest of $54,646, bearing interest at 7.34% per annum, collateralized by a mortgage on all of Norwich Hotel’s assets	—	6,865,929

	67,651,958	56,401,169

Less: Current maturities	(1,134,927)	(1,106,580)

	$66,517,031	$55,294,589

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

On January 29, 2004, Whitehall Mansion refinanced the $7,762,922 outstanding principal balance of its Citicorp Real Estate, Inc. (“Citicorp”) promissory note with an $8,200,000 mortgage note with GMAC. On February 26, 2004, Norwich Hotel refinanced the $6,843,359 outstanding principal balance of its Citicorp promissory note with a $7,500,000 mortgage note with Banknorth N.A. (“Banknorth”). MHI wrote-off unamortized deferred financing costs of $76,615 relating to the refinancing of the Citicorp promissory notes, which is included as a loss on the consolidated statement of operations in accordance with Statement of Financial Accounting Standards No. 145, “Recession of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections as of April 2002.”

On May 28, 2004, 315 Trumbull Street entered into a construction loan agreement with Fleet National Bank (“Bank of America”) for the purpose of constructing and operating a hotel whereby Bank of America has agreed to loan a maximum of $20,000,000. The loan will be advanced in installments as the work progresses based upon an engineers’ certificate and detailed requisitions. During the construction period, as funds are advanced, the loan will bear interest at either a floating rate and/or a LIBO Rate (as defined). Upon completion of construction, the loan is due and payable in monthly principal and interest installments based on a 25 year amortization period and is collateralized by a mortgage on all of 315 Trumbull Street’s property used in and derived from the hotel. The Company has guaranteed payments under the loan agreement. 315 Trumbull Street has received $3,202,159 in advances under the loan agreement as of December 31, 2004, bearing interest at rates ranging from 4.39% to 4.78% per annum.

On September 16, 2003, Adriaen’s Landing Hotel entered into a $43,000,000 loan agreement with People’s Bank and Banknorth for the purpose of constructing a hotel. The loan is evidenced by a $30,500,000 promissory note with People’s Bank and a $12,500,000 promissory note with Banknorth. The loan will be advanced in installments as the work progresses based upon an engineers’ certificate and detailed requisitions after Adriaen’s Landing Hotel has funded the first $27,500,000 of the hotel project through equity contributions ($32,000,000 has been funded through December 31, 2004) and the funding of an $8,000,000 second mortgage loan with the City of Hartford (funded June 30, 2004). There were no advances made under the loan agreement as of December 31, 2004. During the construction term (commencing on September 16, 2003 and terminating on March 16, 2006), as funds are advanced, the loan will bear interest at a rate equal to LIBOR plus 3.5 percentage points per annum. The entire principal amount and accrued interest shall be due and payable at the end of the construction term unless Adriaen’s Landing Hotel elects, through written notice not fewer than 60 days prior to the end of the construction term, to extend the term by exercising a mini permanent option. During the mini permanent term (a 3 year period with an additional option for a 1 year extension), Adriaen’s Landing Hotel shall elect the outstanding principal balance under the notes to bear interest at:

(a)	a fixed rate per annum equal to 3.5 percentage points above the weekly average yield on United States Treasury Securities adjusted to a constant maturity of 1 year as available from the Board of Governors of the Federal Reserve System on the first day of the mini permanent term, or

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

(b)	the higher of the following rates: (i) a fixed rate per annum equal to 3.25 percentage points above the weekly average yield on the United States Treasury Securities adjusted to a constant maturity of 3 years as available from the Board of Governors of the Federal Reserve System on the first day of the mini permanent term or (ii) a fixed rate per annum equal to 2.7 percentage points above People’s Bank 3 year cost of funds rate on the first day of the mini permanent term.

The loan is collateralized by a mortgage on all of Adriaen’s Landing Hotel’s assets (as defined in the agreement). MHI has guaranteed the payments under the loan agreement.

On September 26, 2003, Adriaen’s Landing Hotel entered into a $8,000,000 loan agreement with the City of Hartford under the U.S. Department of Housing and Urban Development Section 108 Loan Program for the purpose of partially financing the construction of a hotel. Adriaen’s Landing Hotel received the $8,000,000 advance under the loan agreement on June 30, 2004, after Adriaen’s Landing Hotel had funded the first $27,500,000 of the cost of the hotel project through equity contributions. Interest is payable on August 1st and February 1st of each year, commencing February 1, 2005 at rates ranging from 3.09% to 6.01% per annum (as defined in the agreement). The loan matures on August 1, 2024 and is also subject to a specific standstill and subordination agreement and job creation agreement. MHI has guaranteed the payments under the loan agreement.

On October 24, 2003, Exit 88 Hotel modified its $25,970,000 mortgage note with GMAC that was due and payable on September 1, 2004. The original mortgage note required monthly principal and interest payments of $185,244 and bore interest at a per annum rate equal to LIBOR plus 375 basis points with a 500 basis points LIBOR floor. The note was modified and increased to $26,000,000 and is now due and payable on November 1, 2010. The modified mortgage note requires monthly principal and interest payments of $183,431 and bears interest at 6.98% per annum throughout the term of the note. The GMAC mortgage note is collateralized by the real property at Exit 88 Hotel and is guaranteed by MHI.

The Company is required to comply with certain financial and non-financial covenants (as defined in the debt agreements), including certain tangible net worth thresholds, debt service coverage ratios and submission of financial statements. Warwick Lodgings was not in compliance with its debt service coverage ratio covenant at December 31, 2004 and has received a waiver from its lender for the event of noncompliance.

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

The estimated annual principal maturities of long-term debt for each of the succeeding five years and thereafter are as follows:

Year Ending December 31,

2005	$1,134,927
2006	1,632,337
2007	4,922,927
2008	6,674,295
2009	1,684,605
Thereafter	51,602,867

$67,651,958

Interest expense was $4,217,790, $3,830,669 and $3,482,100 for the years ended December 31, 2004, 2003 and 2002, respectively. Interest capitalized during the years ended December 31, 2004, 2003 and 2002 amounted to $205,498, $30,310 and $59,303, respectively.

8.	Related Party Transactions

Norwich Hotel, Whitehall Mansion, Waterford Suites, Exit 88 Hotel, Southington Suites and Warwick Lodgings each have a management agreement with Waterford Hotel Group, Inc. (“Waterford”), an affiliate of the Company. Waterford’s management fees were $1,306,255, $1,063,936 and $1,211,919 for the years ended December 31, 2004, 2003 and 2002, respectively. Additionally, during 2003, Waterford reached an agreement with Exit 88 Hotel to exclude revenues generated by the spa from its management fee calculation. This was applied retroactively to the opening of the property in 2001. The agreement resulted in a management fee refund in 2003 of $132,978 for all affected periods through 2002. The management fee refund has been reflected as a reduction of management fee expense in the consolidated statement of operations.

Adriaen’s Landing Hotel and 315 Trumbull Street have also entered into management agreements with Waterford that provide for certain start-up and opening services. Adriaen’s Landing Hotel and 315 Trumbull Street will record related fee expense upon the performance of services under the contract.

Danbury Suites, LLC, of which MHI owns a 40% non-controlling interest, also has a management agreement with Waterford. Danbury Suites’ management fees paid to Waterford were $124,075, $117,789 and $128,671 for the years ended December 31, 2004, 2003 and 2002, respectively.

Exit 88 Hotel provides laundry services for Norwich Hotel, Whitehall Mansion and Waterford Suites (collectively, the “affiliated hotels”). Net revenues at Exit 88 Hotel from the affiliated hotels were $146,594, $156,034 and $118,898 for the years ended December 31, 2004, 2003 and 2002, respectively, of which $22,893 and $44,405 are included in Exit 88 Hotel accounts receivable at December 31, 2004 and 2003, respectively. These intercompany transactions have been eliminated in consolidation.

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

Exit 88 Hotel also provides laundry services for other hotels affiliated with Waterford. Net revenues from the other hotels were $166,236, $154,688 and $131,661 for the years ended December 31, 2004, 2003 and 2002, respectively. There were no amounts from the other hotels included in Exit 88 Hotel accounts receivable at December 31, 2004 and 2003.

315 Trumbull Street entered into a $15,505,741 construction contract with Wolman Homes, Inc. (“Wolman Homes”), an affiliate of the Company, for the renovation of the hotel. Total cumulative contract costs incurred at December 31, 2004 were $9,844,877. Amounts payable to Wolman Homes at December 31, 2004 were $1,476,989 and are included in accounts payable. Additionally, retainage payable associated with the contract at December 31, 2004 was $548,104 which is included in accrued expenses.

Waterford Suites entered into a $238,609 construction contract with Wolman Homes for renovations to the hotel. Total cumulative costs incurred at December 31, 2004 were $25,117.

Exit 88 Hotel entered into a construction contract with Wolman Homes for renovations to the hotel, which were completed during 2004. Total cumulative contract costs incurred at December 31, 2004 were $43,470.

Southington Suites entered into a construction contract with Wolman Homes for parking lot and hotel renovations, which were completed during 2004. Total cumulative contract costs incurred at December 31, 2004 were $37,577.

Norwich Hotel, Whitehall Mansion and Warwick Lodgings have also each entered into construction contracts with Wolman Homes for renovations to the respective hotels totaling approximately $34,800. Total cumulative costs incurred at December 31, 2004 were approximately $31,500. Amounts payable to Wolman Homes at December 31, 2004 were approximately $9,600 and are included in accrued expenses. There were no amounts payable associated with these contracts at December 31, 2003.

Southington Suites had entered into a construction contract with Wolman Homes Inc. (“Wolman Homes”), an affiliate of the Company, for the construction of a hotel which was completed during 2002. Total cumulative contract costs incurred at December 31, 2003 were $5,465,052. There are no amounts payable to Wolman Homes at December 31, 2003.

Southington Suites had entered into a construction contract with Wolman Homes for the construction of a Dunkin Donuts store which was completed during 2003. Total cumulative contract costs incurred at December 31, 2003 were $607,476. There were no amounts payable to Wolman Homes at December 31, 2003.

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

Warwick Lodgings had entered into a construction contract with Wolman Homes for the construction of a hotel which was completed during 2003. Total cumulative contract costs incurred at December 31, 2003 were $6,195,955. Amounts payable to Wolman Homes at December 31, 2003 were $33,168 and were included in accounts payable. There are no amounts payable to Wolman Homes at December 31, 2004.

During the years ended December 31, 2004, 2003 and 2002, Adriaen’s Landing Hotel capitalized $329,191, $327,185 and $260,081, respectively, in development costs from Waterford Development, LLC (“Development”), an affiliate of the Company, for services provided relating to the development of the Adriaen’s Landing Hotel project. Amounts payable to Development at December 31, 2004, 2003 and 2002 were approximately $96,000, $102,000 and $103,000, respectively, and are included in accounts payable and accrued expenses.

50 Columbus Blvd has entered into a lease agreement with Development for the rental of three floors of the property located at 50 Columbus Boulevard in Hartford, Connecticut that expires on April 30, 2005. Rental income from Development was $242,139 and $179,775 for the years ended December 31, 2004 and 2003, respectively.

The Company has interests in and may acquire interests in hotels in southeastern Connecticut which have or may have arrangements with the Mohegan Sun Casino (the “Mohegan Sun”) to reserve and provide hotel rooms to patrons of the Mohegan Sun. Certain of the Company’s affiliates derive a significant portion of their revenues based upon the gross revenues of the Mohegan Sun.

9.	Rental Income

790 West Street, 50 Columbus Blvd and 315 Trumbull Street lease commercial rental property and space to tenants under several lease agreements.

Future minimum rental payments to be received for each of the five succeeding years and thereafter are approximately as follows:

Year Ending December 31,
2005	$265,900
2006	81,900
2007	74,900
2008	65,000
2009	65,000
Thereafter	214,000

$766,700

Waterford Hospitality Group, LLC and Subsidiaries
Consolidated Financial Statements
December 31, 2004, 2003 and 2002

10.	Employee Benefit Plans

Norwich Hotel, Whitehall Mansion, Waterford Suites, Exit 88 Hotel, Southington Suites, Warwick Lodgings and Adriaen’s Landing Hotel participate in the Waterford health and dental plan that provides employees with group health and dental insurance benefits. The entities pay a portion of the premiums directly to insurance carriers. Total health and dental insurance expense related to the Waterford plan was approximately $484,300, $389,800 and $348,966 for the years ended December 31, 2004, 2003 and 2002, respectively.

Norwich Hotel, Whitehall Mansion, Waterford Suites, Exit 88 Hotel, Southington Suites, Warwick Lodgings and Adriaen’s Landing Hotel also participate in the Waterford defined contribution savings plan for all employees. Eligibility for participation in the plan is based upon a combination of 1,000 hours and one year of service. Employer contributions are based upon a percentage of employee contributions. Participants may make voluntary contributions to the plan up to the dollar limit which is set by law. Total employer contribution expense related to the Waterford plan was approximately $26,400, $24,600 and $13,600 for the years ended December 31, 2004, 2003 and 2002, respectively.

11.	Commitments and Contingencies

Norwich Hotel, Whitehall Mansion, Waterford Suites, Exit 88 Hotel, Southington Suites and Warwick Lodgings have each entered into a license agreement with Marriott International, Inc. (“Marriott”) to operate the hotels as part of the Marriott system. Franchise, advertising, promotion and marketing fees to Marriott were $2,121,814, $1,806,617 and $1,449,385 for the years ended December 31, 2004, 2003 and 2002, respectively. MHI has guaranteed the payments under the respective license agreements.

Adriaen’s Landing Hotel has also entered into a license agreement with Marriott to operate the hotel as part of the Marriott system. The licensee pays an amount equal to a percentage of gross room revenues as fees for the franchise and for advertising, promotion, sales and marketing. MHI has guaranteed the payments under the license agreement. Adriaen’s Landing Hotel has paid an initial fee of $120,000 as required under the license agreement. This amount is included in deferred costs and will be amortized over the term of the license agreement, commencing with the opening of the property.

315 Trumbull Street has entered into a license agreement with Hilton Inns, Inc. (“Hilton”) to operate the hotel as part of the Hilton system. The licensee pays an amount equal to a percentage of gross room revenues as fees for the franchise and for advertising, promotion, sales and marketing. 315 Trumbull Street has paid an initial fee of $117,000 as required under the license agreement. This amount is included in deferred costs and will be amortized over the term of the license agreement, commencing with the opening of the property.

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

Exit 88 Hotel has entered into a Spa Management Agreement with Elizabeth Arden Resorts Spas, Inc. (“Elizabeth Arden”) and Waterford to construct, manage and operate an Elizabeth Arden Red Door Salon and Spa at Exit 88 Hotel. Management, incentive, royalty, marketing and other fees to Elizabeth Arden were $433,649, $403,973 and $350,997 for the years ended December 31, 2004, 2003 and 2002, respectively. On February 1, 2004, Exit 88 Hotel and Elizabeth Arden amended its Spa Management Agreement. The amendment modified the accounting and financial control of gift certificate sales and the associated liability for unredeemed gift certificates sold on or after February 1, 2004 shifting the responsibility from Exit 88 Hotel to Elizabeth Arden. Additionally, as part of the agreement, the associated liability for unredeemed gift certificates sold from inception through December 31, 2002 was paid to Elizabeth Arden. In 2005, any associated liability remaining with Exit 88 Hotel related to fiscal year 2003 will also be paid to Elizabeth Arden.

Exit 88 Hotel has entered into a Master Licensing Agreement with Starbucks Corporation (“Starbucks”) to develop and operate a Starbucks store at Exit 88 Hotel. License, royalty and advertising fees to Starbucks were $22,790, $21,790 and $22,377 for the years ended December 31, 2004, 2003 and 2002, respectively.

Adriaen’s Landing Hotel has entered into a Master Licensing Agreement with Starbucks to develop and operate a Starbucks store at Adriaen’s Landing Hotel. Adriaen’s Landing Hotel will pay a license fee no later than the start of construction of the store. Adriaen’s Landing Hotel will also pay royalty and advertising fees commencing with the opening of the store at the hotel.

On September 16, 2003, Adriaen’s Landing Hotel entered into a hotel site lease agreement with the Capital City Economic Development Authority (“CCEDA”) and the State for airspace situated on Columbus Boulevard in Hartford, Connecticut. The term of the lease is for 99 years, terminating on September 15, 2102, and contains no options or rights of extensions or renewals and no option to purchase. The lease requires an annual rent of $1 per year of which the sum of $99 had been paid in full upon execution of the hotel site lease agreement.

On September 16, 2003, Adriaen’s Landing Hotel entered into a construction contract with Perini Building Company, Inc. for the construction of the Marriott Hartford Downtown hotel with a guaranteed maximum price of $50,041,780. Total cumulative contract costs incurred at December 31, 2004 and 2003 were approximately $29,232,000 and $2,814,400, respectively, and the date of substantial completion established by the construction contract is July 15, 2005.

On March 8, 2004, 315 Trumbull Street entered into an assignment and assumption agreement with the City of Hartford for air space leases that the City of Hartford had originally entered into with Hartford Center Hotel Partnership and Aetna Life and Casualty Company relating to airspace situated on Chapel, Church and Trumbull streets in Hartford, Connecticut. The assignment and assumption agreement required consideration of $10, which had been paid in full upon the execution of the agreement. The original leases do not contain options or rights of extensions, renewals or the option to purchase and expire at various terms through June 14, 2023 and March 12, 2072 (as defined in the respective lease agreements).

On August 2, 2004, Adriaen’s Landing Hotel entered into an agreement with Nationwide FF&E, Inc. for the receiving, delivery and installation of furniture, furnishings and equipment at the hotel with a price of $330,000. Total cumulative costs incurred at December 31, 2004 were approximately $99,000 and the date of substantial completion established by the contract is July 15, 2005.

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2004, 2003 and 2002

On September 16, 2004, Adriaen’s Landing Hotel entered into a business center services agreement with Shipping Services II, LLC (the “UPS Store”) to lease the business center premises of the hotel in order for the UPS Store to sell and provide various copying and packaging services and products to guests of the hotel. The UPS Store will pay a base fee and a percentage of gross revenues (as defined in the agreement) commencing at least 60 days prior to the scheduled opening date of the hotel.

The Company is also subject to various legal actions arising in the normal course of business. Management of the Company believes that such matters will not have a material adverse effect upon the consolidated balance sheets or the related consolidated statements of operations, changes in member’s equity or cash flows.

12.	Fair Values of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Long-Term Debt

The fair value of the Company’s long-term debt is estimated based on the present value of the future principal and interest payments using discount rates for debt with the approximate same remaining maturities.

The estimated fair values of the Company’s financial instruments at December 31, 2004, 2003 and 2002 are as follows:

	2004		2003		2002
		Fair		Fair		Fair
	Cost	Value	Cost	Value	Cost	Value
Long-term debt	$67,651,958	$76,319,000	$56,401,169	$66,604,000	$49,943,167	$54,238,000

13.	Subsequent Events

On January 25, 2005, Waterford Group, LLC entered into a $200,000 promissory note agreement with 315 Trumbull Street. The uncollateralized note bore interest at 6% per annum and principal and interest was due and payable on March 31, 2005. 315 Trumbull Street fully repaid all principal and interest due to Waterford Group, LLC on March 21, 2005.

On February 25, 2005, the Company and the minority investors in 315 Trumbull Street contributed $390,000 and $50,000, respectively, to 315 Trumbull Street to assist with the renovation of the hotel.

Additional construction costs incurred for the renovation of 315 Trumbull Street were approximately $9,008,000 for the period from January 1, 2005 to February 28, 2005. The hotel commenced operations on March 1, 2005.

Bank of America has advanced $11,267,802 to 315 Trumbull Street under the terms of its construction loan agreement for the period from January 1, 2005 to March 31, 2005.

People’s Bank has advanced $11,533,753 to Adriaen’s Landing Hotel under the terms of its loan agreement for the period from January 1, 2005 to March 31, 2005.

Waterford Hospitality Group,
LLC and Subsidiaries
Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

Waterford Hospitality Group, LLC and Subsidiaries
Index
March 31, 2005 and 2004
(Unaudited)

Page(s)
Consolidated Financial Statements

Consolidated Balance Sheets	1

Consolidated Statements of Operations	2

Consolidated Statements of Changes in Member’s Equity	3

Consolidated Statements of Cash Flows	4

Notes to Consolidated Financial Statements	5–19

Waterford Hospitality Group, LLC and Subsidiaries
Consolidated Balance Sheets
March 31, 2005 and 2004
(Unaudited)

	2005	2004
Assets
Cash and cash equivalents	$5,259,797	$8,581,529
Cash in escrow	920,711	2,506,779
Restricted cash	2,058,060	2,438,848
Accounts receivable, net	1,073,007	1,338,913
Other current assets	1,261,103	521,669

Total current assets	10,572,678	15,387,738

Property, building and equipment, net	152,715,662	91,032,047
Deferred costs, net	2,628,452	3,242,198
Investment in Danbury Suites, LLC	350,802	328,867
Other assets	5,170	5,170

Total assets	$166,272,764	$109,996,020

Liabilities and Member’s Equity
Current maturities of long-term debt	$12,687,783	$1,113,669
Accounts payable	2,071,575	1,357,538
Accrued expenses	1,508,692	969,736
Accrued development costs	9,716,367	2,029,759
Gift certificates	40,625	580,536

Total current liabilities	26,025,042	6,051,238

Long-term debt	77,468,960	56,094,846

Minority interest in consolidated subsidiaries	15,949,786	12,286,171

Total liabilities	119,443,788	74,432,255

Commitments and contingencies
Member’s equity	46,828,976	35,563,765

Total liabilities and member’s equity	$166,272,764	$109,996,020

The accompanying notes are an integral part of these consolidated financial statements.

1

Waterford Hospitality Group, LLC and Subsidiaries
Consolidated Statements of Operations
For the Three Months Ended March 31, 2005 and 2004
(Unaudited)

	2005	2004
Revenues
Rooms	$5,678,746	$5,518,320
Food and beverage	2,097,206	1,866,428
Spa	855,285	907,336
Telephone	103,752	86,830
Rental income	107,509	107,509
Other	126,084	182,050

Total revenues	8,968,582	8,668,473

Departmental expenses
Rooms	1,713,371	1,577,506
Food and beverage	1,712,896	1,437,999
Spa	725,900	761,445
Telephone	105,785	77,352
Rental expenses	21,730	18,661
Franchise fees	454,412	447,583
Management fees	286,210	275,843

Total departmental expenses	5,020,304	4,596,389

Departmental income	3,948,278	4,072,084

Unallocated operating expenses
Administrative and general	1,977,911	711,679
Marketing	910,493	672,929
Energy costs	607,596	476,413
Property taxes and insurance	489,868	374,331
Property operating and maintenance	439,103	379,770
Depreciation and amortization	1,660,877	1,484,924

Total unallocated operating expenses	6,085,848	4,100,046

Operating income (loss)	(2,137,570)	(27,962)

Other income (expense)
Interest expense	(1,039,131)	(1,280,891)
Interest income	20,422	5,312
Equity in earnings of Danbury Suites, LLC	18,162	4,640
Minority interest in net loss of consolidated subsidiaries	1,102,016	658,630
Other	184	914
Loss on refinancing of long-term debt	—	(76,615)

Net loss	$(2,035,917)	$(715,972)

The accompanying notes are an integral part of these consolidated financial statements.

2

Waterford Hospitality Group, LLC and Subsidiaries
Consolidated Statements of Changes in Member’s Equity
For the Three Months Ended March 31, 2005 and 2004
(Unaudited)

Waterford
Group, LLC
For the three months ended March 31, 2005
Balance, December 31, 2004	$48,454,893
Contributions	410,000
Net loss	(2,035,917)

Balance, March 31, 2005	$46,828,976

For the three months ended March 31, 2004
Balance, December 31, 2003	$25,909,662
Contributions	10,370,075
Net loss	(715,972)

Balance March 31, 2004	$35,563,765

The accompanying notes are an integral part of these consolidated financial statements.

3

Waterford Hospitality Group, LLC and Subsidiaries
Consolidated Statements of Cash Flows
For the Three Months Ended March 31, 2005 and 2004
(Unaudited)

	2005	2004
Cash flows from operating activities
Net loss	$(2,035,917)	$(715,972)

Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation and amortization	1,660,877	1,484,924
Equity in earnings of Danbury Suites, LLC	(18,162)	(4,640)
Minority interest in net loss of consolidated subsidiaries	(1,102,016)	(658,630)
Loss on refinancing of long-term debt	—	76,615
Changes in operating assets and liabilities:
Cash in escrow	69,454	135,429
Accounts receivable, net	142,116	112,519
Other current assets	(221,130)	218,644
Other assets	(4,170)	252,530
Accounts payable	697,596	138,131
Accrued expenses	(7,292)	(786,038)
Gift certificates	(409,663)	(152,334)

Total adjustments	807,610	817,150

Net cash (used in) provided by operating activities	(1,228,307)	101,178

Cash flows from investing activities
Purchase of property, building and equipment and development costs	(22,913,820)	(10,053,105)
Minority interest in consolidated subsidiaries	230,000	2,836,850
Note receivable proceeds	200,000	—
Note receivable payments	(200,000)	—
Change in restricted cash	(181,786)	(718,652)
Distributions from Danbury Suites, LLC	65,086	—
Change in construction fund	(24,842)	1,428,650

Net cash used in investing activities	(22,825,362)	(6,506,257)

Cash flows from financing activities
Proceeds from long-term debt	22,801,555	15,700,000
Payments on long-term debt	(296,770)	(14,892,654)
Contributions from member	410,000	10,370,075
Deferred costs	(20,530)	(580,896)

Net cash provided by financing activities	22,894,255	10,596,525

Net change in cash and cash equivalents	(1,159,414)	4,191,446
Cash and cash equivalents
Beginning of period	6,419,211	4,390,083

End of period	$5,259,797	$8,581,529

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$913,259	$1,291,045

Supplemental disclosure of non-cash investing and financing activities
Construction-in-progress funded through accounts payable, accrued expenses and accrued development costs	$9,716,367	$2,029,759

Amortization of construction loan costs capitalized to construction-in-progress	$216,178	$193,968

The accompanying notes are an integral part of these consolidated financial statements.

4

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

1.	Organization and Member Allocations

Waterford Hospitality Group, LLC (the “Company”), a Delaware limited liability company, was formed on May 3, 1999 for the purpose of owning, developing and operating hotels and other commercial real estate. The Company’s Operating Agreement (the “Agreement”) states that the Company shall dissolve on September 30, 2020 unless election of dissolution is made prior to such time under the terms of the Agreement. In connection with the formation of the Company, Waterford Group, LLC, its sole member, made contributions totaling $16,500,000 in exchange for sole interest in the Company.

2.	Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements of the Company include the accounts of Waterford Hospitality Group, LLC (the parent), Mystic Hotel Investors, LLC (“MHI”) and its subsidiaries, Mystic Hotel Investors Remote Entity, Inc. (“MHI Remote”), Adriaen’s Landing Hotel, LLC (“Adriaen’s Landing Hotel”) and 315 Trumbull Street Associates, LLC (“315 Trumbull Street”). All significant intercompany transactions and balances have been eliminated in consolidation.

The Company has a 50% controlling interest in MHI, a 50% controlling interest in MHI Remote, a 46.875% controlling interest in Adriaen’s Landing Hotel, and a 78% controlling interest in 315 Trumbull Street.

Operations

The Company’s activities are primarily carried out through the operations of its subsidiaries.

MHI was formed on May 3, 1999 for the purpose of owning, developing and operating hotels and other commercial real estate and include the accounts of: MHI; Norwich Hotel, LLC (“Norwich Hotel”); Whitehall Mansion Partners, LLC (“Whitehall Mansion”); Waterford Suites, LLC (“Waterford Suites”); Exit 88 Hotel, LLC (“Exit 88 Hotel”); Southington Suites, LLC (“Southington Suites”); Warwick Lodgings, LLC (“Warwick Lodgings”); Danbury Hotel, LLC (“Danbury Hotel”); 790 West Street, LLC (“790 West Street”); 50 Columbus Blvd, LLC (“50 Columbus Blvd”); Exit 88 Offices, LLC (“Exit 88 Offices”); Exit 88 Realty, LLC (“Exit 88 Realty”); and Adriaen’s Landing Hotel.

MHI has a 99.9% ownership interest in Exit 88 Hotel, a 67% interest in Southington Suites and 790 West Street, a 50% interest in 50 Columbus Blvd and a 46.875% interest in Adriaen’s Landing Hotel. The remaining entities included in MHI are wholly-owned subsidiaries of MHI.

Danbury Hotel has a 40% equity investment in Danbury Suites, LLC. Danbury Hotel’s investment in Danbury Suites, LLC is accounted for utilizing the equity method.

5

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

Each of MHI’s subsidiaries have been formed for a specific purpose and have principal operations as follows:

Entity	Property Type	Rooms	Location
Norwich Hotel	Courtyard by Marriott, hotel and Rosemont Suites hotel	144	Norwich, CT

Whitehall Mansion	Residence Inn by Marriott, hotel and mansion	133	Mystic, CT

Waterford Suites	Springhill Suites by Marriott, hotel	80	Waterford, CT

Exit 88 Hotel	Full service Marriott, hotel	285	Groton, CT

Southington Suites	Residence Inn by Marriott, hotel	94	Southington, CT

Warwick Lodgings	Courtyard by Marriott, hotel	92	Warwick, RI

Danbury Suites	Residence Inn by Marriott, hotel	78	Danbury, CT

Adriaen’s Landing	Full service Marriott, hotel
Hotel	(under construction)	409	Hartford, CT

790 West Street	Commercial rental property	—	Southington, CT

50 Columbus Blvd	Commercial office rental property	—	Hartford, CT

Exit 88 Offices	Land for development	—	Groton, CT

Exit 88 Realty	Land for development	—	Groton, CT

MHI’s operating hotels and property developments are geographically concentrated in the State of Connecticut (the “State”). As such, there is an element of dependence on the economy of the Northeast region.

315 Trumbull Street was formed on January 14, 2004 for the purpose of acquiring, renovating and operating a 390-room, full service Hilton hotel located in Hartford, Connecticut. It was originally estimated that the total equity contributions of the members to complete the project would be approximately $15,500,000, of which the Company would contribute $12,090,000 for a 78% interest in 315 Trumbull Street. On March 8, 2004, the hotel was purchased from the City of Hartford for approximately $5,705,000, subject to a land lease (Note 11). The hotel commenced operations on March 1, 2005.

Accounting Method

The accrual method of accounting is used in the preparation of the consolidated financial statements.

6

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

Cash and Cash Equivalents

Cash and cash equivalents consist of short-term, highly liquid investments which have maturities of three months or less from date of issuance.

Financial instruments which potentially subject the Company to a concentration of credit risk principally consist of cash in excess of the financial institution’s insurance limits. The Company invests available cash with high credit quality institutions.

Cash in Escrow

Cash in escrow consists of the following at March 31, 2005 and 2004:

	2005	2004
Construction fund	$545,527	$1,923,126
Insurance and property tax reserves	375,184	583,653

	$920,711	$2,506,779

Cash in escrow related to the construction fund represents amounts held with the State for the construction of certain foundation, support, utility and other elements for the Adriaen’s Landing Hotel project. Amounts are released from escrow as the work progresses based upon the approval of applications for payment of invoiced construction costs.

Cash in escrow related to insurance and property tax reserves are held as required by the terms of certain of MHI’s long-term debt agreements.

Restricted Cash

Restricted cash represents cash deposited separately for repairs and replacements as required by certain of MHI’s long-term debt agreements.

Inventory

Inventory is stated at the lower of cost or market, with cost using the first-in, first-out method of accounting. Inventory amounts are included in other current assets on the consolidated balance sheets.

7

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

Property, Building and Equipment

Property, building and equipment are stated at cost, less accumulated depreciation. Depreciation expense is computed on a straight-line basis over the assets estimated useful life beginning in the year of acquisition or transfer from construction in progress. Estimated useful lives of the assets are as follows:

Years
Buildings and site improvements	15-40
Furniture, fixtures and equipment	5-7
Vehicles	5

Expenditures for repairs and maintenance are charged to expense as incurred. For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income for the period.

Deferred Costs

Certain costs associated with the Company’s financings have been capitalized and are being amortized on a straight-line basis over the term of the corresponding debt. The cost of franchise rights are being amortized on a straight-line basis over the term of the corresponding franchise agreements.

Revenue Recognition

Revenues from rooms, food and beverage, spa and other departments is recognized as earned on the close of each business day.

Rental income from commercial and other tenants is recognized on a straight-line basis over the terms of the respective lease agreements.

Pre-Opening Expenses

Pre-opening expenses are charged to expense as incurred. Pre-opening expenses related to Adriaen’s Landing Hotel and 315 Trumbull Street were approximately $1,410,000 and $122,000 for the three months ended March 31, 2005 and 2004, respectively, and are included in administrative and general and marketing expenses on the consolidated statements of operations.

Income Taxes

The Company is a single member limited liability company and is included as a component of Waterford Group LLC’s federal and state income tax returns. As a result, no provision for federal and state income taxes has been made in the accompanying consolidated financial statements.

Gift Certificates

Gift certificates represent payments received from sales of gift certificates related to the Elizabeth Arden Red Door Salon and Spa at Exit 88 Hotel. Gift Certificates are recognized into spa revenue upon redemption.

8

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The primary estimates relate to the collectibility of accounts receivable and the useful lives of property, building and equipment.

3.	Accounts Receivable

Accounts receivable consists of the following at March 31, 2005 and 2004:

	2005	2004
Room receivables	$1,065,896	$1,345,642
Other receivables	14,628	49,421

	1,080,524	1,395,063
Less: Allowance for doubtful accounts	(7,517)	(56,150)

	$1,073,007	$1,338,913

4.	Property, Building and Equipment

Property, building and equipment consists of the following at March 31, 2005 and 2004:

	2005	2004
Land	$6,336,277	$6,336,277
Buildings and building improvements	84,856,933	61,413,496
Furniture and equipment	27,307,686	19,765,723
Vehicles	224,896	176,283

	118,725,792	87,691,779

Less: Accumulated depreciation	(21,779,283)	(15,877,914)

	96,946,509	71,813,865

Construction-in-progress	55,769,153	19,218,182

	$152,715,662	$91,032,047

Depreciation expense charged to operations was approximately $1,595,000 and $1,443,000 for the three months ended March 31, 2005 and 2004, respectively.

9

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

5.	Deferred Costs

Deferred costs consist of the following at March 31, 2005 and 2004:

	2005	2004
Deferred financing costs	$4,046,709	$3,604,620
Franchise agreements	543,018	542,038
Other	128,546	128,546

	4,718,273	4,275,204

Less: Accumulated amortization	(2,089,821)	(1,033,006)

	$2,628,452	$3,242,198

Amortization expense charged to operations, net of amounts capitalized to construction-in-progress, was approximately $66,000 and $42,000 for the three months ended March 31, 2005 and 2004, respectively. Amortization of deferred financing costs totaling approximately $216,000 and $194,000 was capitalized to construction-in-progress during the three months ended March 31, 2005 and 2004, respectively.

The Company’s estimate of amortization expense for each of the succeeding five years and thereafter is as follows:

Year Ending March 31,
2006	$922,000
2007	404,000
2008	209,000
2009	162,000
2010	155,000
Thereafter	776,000

$2,628,000

10

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

6.	Investment in Danbury Suites, LLC

MHI, through its wholly-owned subsidiary Danbury Hotel, has a 40% non-controlling interest in Danbury Suites, LLC which owns and operates a 78-room Residence Inn hotel by Marriott in Danbury, Connecticut. Condensed information related to Danbury Suites, LLC as of March 31, 2005 and 2004 is as follows. Total revenues and net income are for the three months ended March 31, 2005 and 2004.

	2005	2004
Current assets	$295,943	$323,476
Restricted assets	602,665	548,468
Property, building and equipment, net	4,756,913	4,811,506
Other assets	88,168	103,880

Total assets	5,743,689	5,787,330

Current liabilities	(236,076)	(255,131)
Long-term debt	(4,629,564)	(4,708,988)

Total liabilities	(4,865,640)	(4,964,119)

Members’ equity	$878,049	$823,211

Total revenues	$661,303	$578,253

Net income	$45,406	$11,599

Investment in Danbury Suites, LLC
Investment in Danbury Suites, LLC, beginning of period	$397,726	$324,227
Equity in earnings	18,162	4,640
Distributions	(65,086)	—

Investment in Danbury Suites, LLC, end of period	$350,802	$328,867

11

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

7.	Long-Term Debt

Long-term debt consists of the following at March 31, 2005 and 2004:

	2005	2004
$26,000,900 mortgage note with GMAC Commercial Mortgage Corporation (“GMAC”), modified on October 24, 2003, due and payable on November 1, 2010 with monthly payments of principal and interest of $183,431 (commencing on November 1, 2003), bearing interest at 6.98% per annum throughout the term of the note, collateralized by the real property at Exit 88 Hotel with a limited guaranty by MHI in certain circumstances	$25,493,420	$25,847,303

$20,000,000 construction loan with Fleet National Bank (“Bank of America”), $14,469,961 in advances received as of March 31, 2005, due and payable in monthly principal and interest installments based on a 25-year amortization period upon completion of renovations, bearing interest at either a floating rate and/or a LIBO Rate (as defined), collateralized by a mortgage on all of 315 Trumbull Street’s assets and guaranteed by the Company	14,469,961	—

$43,000,000 loan agreement with People’s Bank and Banknorth, $11,533,753 in advances received as of March 31, 2005, due and payable at the end of the construction term unless elected to extend by exercising a mini permanent option, bearing interest at LIBOR plus 3.5% during the construction term, collateralized by a mortgage on all of Adriaen’s Landing Hotel assets and guaranteed by MHI	11,533,753	—

$8,200,000 mortgage note with GMAC, due and payable on February 1, 2014 with monthly payments of principal and interest of $57,382, bearing interest at 6.89% per annum, collateralized by the real and personal property at Whitehall Mansion with a limited guaranty by MHI in certain circumstances	8,067,880	8,179,329

$8,000,000 loan with the City of Hartford under the U.S. Department of Housing and Urban Development Section 108 Loan Program, maturing on August 1, 2024, with principal payments of $421,000 commencing on August 1, 2006 and interest payable on August 1st and February 1st of each year, commencing February 1, 2005, bearing interest at rates ranging from 3.09% to 6.01% per annum (as defined in the agreement), collateralized by the real property at Adriaen’s Landing Hotel and guaranteed by MHI	8,000,000	—

$7,500,000 mortgage note with Banknorth N.A., due and payable on March 1, 2014 with monthly payments of principal and interest of $55,918, bearing interest at 6.50% per annum, collateralized by the real property at Norwich Hotel	7,318,523	7,491,059

$6,500,000 construction to permanent loan with Banknorth N.A., due and payable on October 1, 2012 with monthly payments of principal and interest of $45,609, bearing interest at 6.82% per annum, collateralized by the real property at Southington Suites	6,224,371	6,336,917

$5,900,000 construction to permanent loan with the Washington Trust Company, due and payable on March 27, 2008 with monthly payments of principal and interest of $41,098, bearing interest at 5.57% per annum and collateralized by the real property at Warwick Lodgings	5,605,438	5,776,675

$3,600,000 promissory note with People’s Bank, due and payable on November 1,2018 with monthly payments of principal and interest of $28,874, bearing interest at 7.34% per annum, collateralized by certain real property at Waterford Suites and guaranteed by certain affiliates of MHI	2,967,093	3,087,776

$500,000 construction to permanent loan with the Washington Trust Company, due and payable on April 28, 2013 with monthly payments of principal and interest of $3,625, bearing interest at 6.19% per annum, collateralized by the real property at 790 West Street with a limited guaranty by MHI in certain circumstances	476,304	489,456

	90,156,743	57,208,515

Less: Current maturities	(12,687,783)	(1,113,669)

	$77,468,960	$56,094,846

12

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

On May 28, 2004, 315 Trumbull Street entered into a construction loan agreement with Fleet National Bank (“Bank of America”) for the purpose of constructing and operating a hotel whereby Bank of America has agreed to loan a maximum of $20,000,000. The loan will be advanced in installments as the work progresses based upon an engineers’ certificate and detailed requisitions. During the construction period, as funds are advanced, the loan will bear interest at either a floating rate and/or a LIBO Rate (as defined). Upon completion of construction, the loan is due and payable in monthly principal and interest installments based on a 25 year amortization period and is collateralized by a mortgage on all of 315 Trumbull Street’s property used in and derived from the hotel. The Company has guaranteed payments under the loan agreement. 315 Trumbull Street has received $14,469,961 in advances under the loan agreement as of March 31, 2005, bearing interest at rates ranging from 4.39% to 4.78% per annum.

On September 16, 2003, Adriaen’s Landing Hotel entered into a $43,000,000 loan agreement with People’s Bank and Banknorth for the purpose of constructing a hotel. The loan is evidenced by a $30,500,000 promissory note with People’s Bank and a $12,500,000 promissory note with Banknorth. The loan will be advanced in installments as the work progresses based upon an engineers’ certificate and detailed requisitions after Adriaen’s Landing Hotel has funded the first $27,500,000 of the hotel project through equity contributions ($32,000,000 has been funded through March 31, 2005) and the funding of an $8,000,000 second mortgage loan with the City of Hartford (funded June 30, 2004). Adriaen’s Landing Hotel has received $11,533,753 in advances under the loan agreement as of March 31, 2005. During the construction term (commencing on September 16, 2003 and terminating on March 16, 2006), as funds are advanced, the loan will bear interest at a rate equal to LIBOR plus 3.5 percentage points per annum. The entire principal amount and accrued interest shall be due and payable at the end of the construction term unless Adriaen’s Landing Hotel elects, through written notice not fewer than 60 days prior to the end of the construction term, to extend the term by exercising a mini permanent option. During the mini permanent term (a 3 year period with an additional option for a 1 year extension), Adriaen’s Landing Hotel shall elect the outstanding principal balance under the notes to bear interest at:

(a)	a fixed rate per annum equal to 3.5 percentage points above the weekly average yield on United States Treasury Securities adjusted to a constant maturity of 1 year as available from the Board of Governors of the Federal Reserve System on the first day of the mini permanent term, or

(b)	the higher of the following rates: (i) a fixed rate per annum equal to 3.25 percentage points above the weekly average yield on the United States Treasury Securities adjusted to a constant maturity of 3 years as available from the Board of Governors of the Federal Reserve System on the first day of the mini permanent term or (ii) a fixed rate per annum equal to 2.7 percentage points above People’s Bank 3 year cost of funds rate on the first day of the mini permanent term.

The loan is collateralized by a mortgage on all of Adriaen’s Landing Hotel’s property used in and derived from the hotel, including all furniture, fixtures and equipment, and a collateral assignment of leases, rents, contracts and management agreements (as defined in the agreement). MHI has guaranteed the payments under the loan agreement.

13

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

On September 26, 2003, Adriaen’s Landing Hotel entered into a $8,000,000 loan agreement with the City of Hartford under the U.S. Department of Housing and Urban Development Section 108 Loan Program for the purpose of partially financing the construction of a hotel. Adriaen’s Landing Hotel received the $8,000,000 advance under the loan agreement on June 30, 2004, after Adriaen’s Landing Hotel had funded the first $27,500,000 of the cost of the hotel project through equity contributions. Interest is payable on August 1st and February 1st of each year, commencing February 1, 2005 at rates ranging from 3.09% to 6.01% per annum (as defined in the agreement). The loan matures on August 1, 2024 and is also subject to a specific standstill and subordination agreement and job creation agreement. MHI has guaranteed the payments under the loan agreement.

On January 29, 2004, Whitehall Mansion refinanced the $7,762,922 outstanding principal balance of its Citicorp Real Estate, Inc. (“Citicorp”) promissory note with an $8,200,000 mortgage note with GMAC. On February 26, 2004, Norwich Hotel refinanced the $6,843,359 outstanding principal balance of its Citicorp promissory note with a $7,500,000 mortgage note with Banknorth N.A. (“Banknorth”). MHI wrote-off unamortized deferred financing costs of approximately $77,000 relating to the refinancing of the Citicorp promissory notes, which is included as a loss on the consolidated statement of operations in accordance with Statement of Financial Accounting Standards No. 145, “Recession of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections as of April 2002.”

The Company is required to comply with certain financial and non-financial covenants (as defined in the debt agreements), including certain tangible net worth thresholds, debt service coverage ratios and submission of financial statements. Warwick Lodgings was not in compliance with its debt service coverage ratio covenant at December 31, 2004 and had received a waiver from its lender for the event of noncompliance.

The estimated annual principal maturities of long-term debt for each of the succeeding five years and thereafter are as follows:

Year Ending March 31,
2006	$12,687,000
2007	2,455,000
2008	5,361,000
2009	5,427,000
2010	1,685,000
Thereafter	62,542,000

$90,157,000

Interest expense was approximately $1,039,000 and $1,281,000 for the three months ended March 31, 2005 and 2004, respectively. Interest capitalized during the three months ended March 31, 2005 amounted to approximately $193,000. There was no interest capitalized during the three months ended March 31, 2004.

14

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

8.	Related Party Transactions

Norwich Hotel, Whitehall Mansion, Waterford Suites, Exit 88 Hotel, Southington Suites and Warwick Lodgings each have a management agreement with Waterford Hotel Group, Inc. (“Waterford”), an affiliate of the Company. Waterford’s management fees were approximately $286,000 and $276,000 for the three months ended March 31, 2005 and 2004, respectively.

Adriaen’s Landing Hotel and 315 Trumbull Street have also entered into management agreements with Waterford that provide for certain start-up and opening services. Adriaen’s Landing Hotel and 315 Trumbull Street will record related fee expenses upon the performance of services under the contract.

Danbury Suites, LLC, of which MHI owns a 40% non-controlling interest, also has a management agreement with Waterford. Danbury Suites’ management fees paid to Waterford were approximately $28,000 and $25,000 for the three months ended March 31, 2005 and 2004, respectively.

Exit 88 Hotel provides laundry services for Norwich Hotel, Whitehall Mansion and Waterford Suites (collectively, the “affiliated hotels”). Net revenues at Exit 88 Hotel from the affiliated hotels were approximately $51,000 and $44,000 for the three months ended March 31, 2005 and 2004, respectively, of which approximately $16,000 and $11,000 are included in Exit 88 Hotel accounts receivable at March 31, 2005 and 2004, respectively. These intercompany transactions have been eliminated in MHI’s consolidation.

Exit 88 Hotel also provides laundry services for other hotels affiliated with Waterford. Net revenues from the other hotels were approximately $44,000 and $45,000 for the three months ended March 31, 2005 and 2004, respectively, of which approximately $14,000 and $11,100 were included in Exit 88 Hotel accounts receivable at March 31, 2005 and 2004, respectively.

315 Trumbull Street entered into a $16,681,921 construction contract with Wolman Homes, Inc. (“Wolman Homes”), an affiliate of the Company, for the renovation of the hotel. Total cumulative contract costs incurred at March 31, 2005 were approximately $16,213,000. Amounts payable to Wolman Homes at March 31, 2005 were approximately $1,072,000 and are included in accrued development costs. Additionally, retainage payable associated with the contract at March 31, 2005 was approximately $469,000 which is included in accrued development costs.

Waterford Suites entered into a $251,721 construction contract with Wolman Homes for renovations to the hotel. Total cumulative costs incurred at March 31, 2005 were approximately $229,000.

Norwich Hotel, Whitehall Mansion and Warwick Lodgings have also each entered into construction contracts with Wolman Homes for renovations to the respective hotels totaling approximately $620,700. Total cumulative costs incurred at March 31, 2005 were approximately $176,000. Amounts payable to Wolman Homes at March 31, 2005 were approximately $112,000 and are included in accrued expenses. There were no amounts payable associated with these contracts at March 31, 2004.

15

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

During the three months ended March 31, 2005 and 2004, Adriaen’s Landing Hotel capitalized approximately $66,000 and $28,000, respectively, in development costs from Waterford Development, LLC (“Development”), an affiliate of the Company, for services provided relating to the development of the Adriaen’s Landing Hotel project. Amounts payable to Development at March 31, 2005 and 2004 were approximately $66,000 and $28,000, respectively, and are included in accounts payable and accrued expenses.

50 Columbus Blvd has entered into a lease agreement with Development for the rental of three floors of the property located at 50 Columbus Boulevard in Hartford, Connecticut that expires on December 31, 2005. Rental income from Development was approximately $91,000 for the three months ended March 31, 2005 and 2004.

On January 25, 2005, Waterford Group, LLC entered into a $200,000 promissory note agreement with 315 Trumbull Street. The uncollateralized note bore interest at 6% per annum and principal and interest was due and payable on March 31, 2005. 315 Trumbull Street fully repaid all principal and interest due to Waterford Group, LLC on March 21, 2005.

The Company has interests in and may acquire interests in hotels in southeastern Connecticut which have or may have arrangements with the Mohegan Sun Casino (the “Mohegan Sun”) to reserve and provide hotel rooms to patrons of the Mohegan Sun. Certain of the Company’s affiliates derive a significant portion of their revenues based upon the gross revenues of the Mohegan Sun.

9.	Rental Income

790 West Street, 50 Columbus Blvd and 315 Trumbull Street lease commercial rental property and space to tenants under several lease agreements.

Future minimum rental payments to be received for each of the five succeeding years and thereafter are approximately as follows:

Year Ending March 31,
2006	$215,000
2007	65,000
2008	65,000
2009	65,000
2010	65,000
Thereafter	198,000

$673,000

16

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

10.	Employee Benefit Plans

Norwich Hotel, Whitehall Mansion, Waterford Suites, Exit 88 Hotel, Southington Suites, Warwick Lodgings, Adriaen’s Landing Hotel and 315 Trumbull Street participate in the Waterford health and dental plan that provides employees with group health and dental insurance benefits. The entities pay a portion of the premiums directly to insurance carriers. Total health and dental insurance expense related to the Waterford plan was approximately $155,000 and $120,000 for the three months ended March 31, 2005 and 2004, respectively.

Norwich Hotel, Whitehall Mansion, Waterford Suites, Exit 88 Hotel, Southington Suites, Warwick Lodgings, Adriaen’s Landing Hotel and 315 Trumbull Street also participate in the Waterford defined contribution savings plan for all employees. Eligibility for participation in the plan is based upon a combination of 1,000 hours and one year of service. Employer contributions are based upon a percentage of employee contributions. Participants may make voluntary contributions to the plan up to the dollar limit which is set by law. Total employer contribution expense related to the Waterford plan was approximately $13,000 and $5,000 for the three months ended March 31, 2005 and 2004, respectively.

11.	Commitments and Contingencies

Norwich Hotel, Whitehall Mansion, Waterford Suites, Exit 88 Hotel, Southington Suites and Warwick Lodgings have each entered into a license agreement with Marriott International, Inc. (“Marriott”) to operate the hotels as part of the Marriott system. Franchise, advertising, promotion and marketing fees to Marriott were approximately $454,000 and $448,000 for the three months ended March 31, 2005 and 2004, respectively. MHI has guaranteed the payments under the respective license agreements.

Adriaen’s Landing Hotel has also entered into a license agreement with Marriott to operate the hotel as part of the Marriott system. The licensee pays an amount equal to a percentage of gross room revenues as fees for the franchise and for advertising, promotion, sales and marketing. MHI has guaranteed the payments under the license agreement. Adriaen’s Landing Hotel has paid an initial fee of $120,000 as required under the license agreement. This amount is included in deferred costs and will be amortized over the term of the license agreement, commencing with the opening of the property.

315 Trumbull Street has entered into a license agreement with Hilton Inns, Inc. (“Hilton”) to operate the hotel as part of the Hilton system. The licensee pays an amount equal to a percentage of gross room revenues as fees for the franchise and for advertising, promotion, sales and marketing. 315 Trumbull Street has paid an initial fee of $117,000 as required under the license agreement. This amount is included in deferred costs and will be amortized over the term of the license agreement, commencing with the opening of the property.

17

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

Exit 88 Hotel has entered into a Spa Management Agreement with Elizabeth Arden Resorts Spas, Inc. (“Elizabeth Arden”) and Waterford to construct, manage and operate an Elizabeth Arden Red Door Salon and Spa at Exit 88 Hotel. Management, incentive, royalty, marketing and other fees to Elizabeth Arden were approximately $113,000 and $77,000 for the three months ended March 31, 2005 and 2004, respectively. On February 1, 2004, Exit 88 Hotel and Elizabeth Arden amended its Spa Management Agreement. The amendment modified the accounting and financial control of gift certificate sales and the associated liability for unredeemed gift certificates sold on or after February 1, 2004 shifting the responsibility from Exit 88 Hotel to Elizabeth Arden. Additionally, as part of the agreement, the associated liability for unredeemed gift certificates sold from inception through December 31, 2002 was paid to Elizabeth Arden. In 2005, any associated liability remaining with Exit 88 Hotel related to fiscal year 2003 will also be paid to Elizabeth Arden.

Exit 88 Hotel has entered into a Master Licensing Agreement with Starbucks Corporation (“Starbucks”) to develop and operate a Starbucks store at Exit 88 Hotel. License, royalty and advertising fees to Starbucks were approximately $5,000 and $3,000 for the three months ended March 31, 2005 and 2004, respectively.

Adriaen’s Landing Hotel has entered into a Master Licensing Agreement with Starbucks to develop and operate a Starbucks store at Adriaen’s Landing Hotel. Adriaen’s Landing Hotel will pay a license fee no later than the start of construction of the store. Adriaen’s Landing Hotel will also pay royalty and advertising fees commencing with the opening of the store at the hotel.

On September 16, 2003, Adriaen’s Landing Hotel entered into a hotel site lease agreement with the Capital City Economic Development Authority (“CCEDA”) and the State for airspace situated on Columbus Boulevard in Hartford, Connecticut. The term of the lease is for 99 years, terminating on September 15, 2102, and contains no options or rights of extensions or renewals and no option to purchase. The lease requires an annual rent of $1 per year of which the sum of $99 had been paid in full upon execution of the hotel site lease agreement.

On September 16, 2003, Adriaen’s Landing Hotel entered into a construction contract with Perini Building Company, Inc. for the construction of the Marriott Hartford Downtown hotel with a guaranteed maximum price of $51,262,514. Total cumulative contract costs incurred at March 31, 2005 and 2004 were approximately $40,239,000 and $4,864,000, respectively, and the date of substantial completion established by the construction contract is July 15, 2005.

On March 8, 2004, 315 Trumbull Street entered into an assignment and assumption agreement with the City of Hartford for air space leases that the City of Hartford had originally entered into with Hartford Center Hotel Partnership and Aetna Life and Casualty Company relating to airspace situated on Chapel, Church and Trumbull streets in Hartford, Connecticut. The assignment and assumption agreement required consideration of $10, which had been paid in full upon the execution of the agreement. The original leases do not contain options or rights of extensions, renewals or the option to purchase and expire at various terms through June 14, 2023 and March 12, 2072 (as defined in the respective lease agreements).

18

Waterford Hospitality Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2005 and 2004
(Unaudited)

On August 2, 2004, Adriaen’s Landing Hotel entered into an agreement with Nationwide FF&E, Inc. for the receiving, delivery and installation of furniture, furnishings and equipment at the hotel with a price of $330,000. Total cumulative costs incurred at March 31, 2005 were approximately $152,000 and the date of substantial completion established by the contract is July 15, 2005.

On September 16, 2004, Adriaen’s Landing Hotel entered into a business center services agreement with Shipping Services II, LLC (the “UPS Store”) to lease the business center premises of the hotel in order for the UPS Store to sell and provide various copying and packaging services and products to guests of the hotel. The UPS Store will pay a base fee and a percentage of gross revenues (as defined in the agreement) commencing at least 60 days prior to the scheduled opening date of the hotel.

The Company is also subject to various legal actions arising in the normal course of business. Management of the Company believes that such matters will not have a material adverse effect upon the consolidated balance sheets or the related consolidated statements of operations, changes in member’s equity or cash flows.

12.	Fair Values of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Long-Term Debt

The fair value of the Company’s long-term debt is estimated based on the present value of the future principal and interest payments using discount rates for debt with the approximate same remaining maturities.

The estimated fair values of the Company’s financial instruments at March 31, 2005 and 2004 are as follows:

	2005		2004
		Fair		Fair
	Cost	Value	Cost	Value
Long-term debt	$90,157,000	$106,067,000	$57,209,000	$67,304,000

19

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information

Explanatory Note: The audited consolidated financial statements as of and for the periods ending December 31, 2004, 2003 and 2002 and the unaudited consolidated financial statements as of and for the periods ending March 31, 2005 and 2004 related to Waterford Hospitality Group, LLC and its subsidiaries taken as a whole. However, only a portion of entities and businesses represented by those financial statements is being contributed to Hersha’s Mystic Partners joint venture with Waterford. Accordingly, the pro forma financial statements appearing below are presented to show the exclusion of the portions of the Waterford Hospitality Group entities and business that are included in the historical financial statements but are not being contributed to the Mystic Partners joint venture, as more fully described below.

	Wtfd Hsptlty		Pro forma
Mystic Partners, LLC and Subsidiaries	Financial		Financial
Pro Forma Financial Information	Information		Information
December 31, 2004	(Audited) (A)	Adjustments (B)	(Unaudited) (C)

Assets
Cash and cash equivalents	$6,419,211	$(490,673)	$5,928,538
Cash in escrow	965,323	67,651	1,032,974
Restricted cash	1,876,274	649,770	2,526,044
Accounts receivable, net	1,215,123	32,579	1,247,702
Other current assets	1,039,973	52,721	1,092,694

Total current assets	11,515,904	312,048	11,827,952

Property, building and equipment, net	133,319,543	3,105,795	136,425,338
Deferred costs, net	2,889,737	92,096	2,981,833
Investment in Danbury Suites, LLC	397,726	(397,726)	—
Other assets	1,000	5,069	6,069

Total assets	$148,123,910	$3,117,282	$151,241,192

Liabilities and Member’s Equity
Current maturities of long-term debt	$1,134,927	$77,742	$1,212,669
Accounts payable	1,383,554	45,267	1,428,821
Accrued expenses	1,515,984	39,806	1,555,790
Accrued development costs	11,845,431	—	11,845,431
Gift certificates	450,288	—	450,288
Due to affiliates	—	16,700	16,700

Total current liabilities	16,330,184	179,515	16,509,699

Long-term debt	66,517,031	4,651,446	71,168,477

Minority interest in consolidated subsidiaries	16,821,802	(13,509,808)	3,311,994

Total liabilities	99,669,017	(8,678,847)	90,990,170

Commitments and contingencies
Member’s equity	48,454,893	11,796,129	60,251,022

Total liabilities and member’s equity	$148,123,910	$3,117,282	$151,241,192

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
December 31, 2004

	Wtfd Hsptlty		Pro forma
	Financial		Financial
	Information		Information
	(Audited) (A)	Adjustments (B)	(Unaudited) (C)
Revenues
Rooms	$25,933,048	$2,640,451	$28,573,499
Food and beverage	9,214,631	—	9,214,631
Spa	3,586,603	—	3,586,603
Telephone	374,029	41,331	415,360
Rental income	443,117	(374,997)	68,120
Other	680,296	41,463	721,759

Total revenues	40,231,724	2,348,248	42,579,972

Departmental expenses
Rooms	6,650,251	709,748	7,359,999
Food and beverage	6,494,588	—	6,494,588
Spa	3,059,531	—	3,059,531
Telephone	329,379	27,286	356,665
Rental expenses	66,380	(66,380)	—
Franchise fees	2,121,814	227,557	2,349,371
Management fees	1,306,255	124,075	1,430,330

Total departmental expenses	20,028,198	1,022,286	21,050,484

Departmental income	20,203,526	1,325,962	21,529,488

Unallocated operating expenses
Administrative and general	4,732,009	(277,934)	4,454,075
Marketing	2,849,980	95,652	2,945,632
Energy costs	1,737,498	59,614	1,797,112
Property taxes and insurance	1,528,113	76,289	1,604,402
Property operating and maintenance	1,516,835	74,968	1,591,803
Depreciation and amortization	5,940,993	187,502	6,128,495

Total unallocated operating expenses	18,305,428	216,091	18,521,519

Operating income	1,898,098	1,109,871	3,007,969

Other income (expense)
Interest expense	(4,217,790)	(417,554)	(4,635,344)
Interest income	65,376	(2,777)	62,599
Equity in income of Danbury Suites, LLC	113,499	(113,499)	—
Loss on refinancing of long-term debt	(76,615)	—	(76,615)
Minority interest in net loss of consolidated subsidiaries	371,460	(278,332)	93,128
Other	169,443	33,788	203,231

Net loss	$(1,676,529)	$331,497	$(1,345,032)

Member’s equity, December 31, 2003	$25,909,662	$5,784,310	$31,693,972

Contributions	24,221,760	8,353,222	32,574,982

Distributions	—	(2,672,900)	(2,672,900)

Net loss	(1,676,529)	331,497	(1,345,032)

Member’s equity, December 31, 2004	$48,454,893	$11,796,129	$60,251,022

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
December 31, 2004

	Wtfd Hsptlty		Pro forma
	Financial		Financial
	Information		Information
	(Audited) (A)	Adjustments (B)	(Unaudited) (C)
Cash flows from operating activities
Net loss	$(1,676,529)	$331,497	$(1,345,032)

Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	5,940,993	187,502	6,128,495
Equity in earnings of Danbury Suites, LLC	(113,499)	113,499	—
Minority interest in net loss of consolidated subsidiaries	(371,460)	278,332	(93,128)
Loss on refinancing of long-term debt	76,615	—	76,615
Changes in operating assets and liabilities:
Cash in escrow	274,454	(60,293)	214,161
Accounts receivable, net	236,309	(5,152)	231,157
Other current assets	(299,660)	(28,377)	(328,037)
Other assets	6,700	(5,069)	1,631
Accounts payable	154,572	43,011	197,583
Accrued expenses	(239,790)	(30,072)	(269,862)
Gift certificates	(282,582)	—	(282,582)
Due to affiliates	—	1,700	1,700

Total adjustments	5,382,652	495,081	5,877,733

Net cash provided by operating activities	3,706,123	826,578	4,532,701

Cash flows from investing activities
Purchase of property, building and equipment and development costs	(46,196,423)	(89,358)	(46,285,781)
Minority interest in consolidated subsidiaries	7,085,311	(4,868,033)	2,217,278
Change in construction fund	2,831,081	—	2,831,081
Change in restricted cash	(156,078)	(139,178)	(295,256)
Other assets	250,000	(250,000)	—
Distributions from Danbury Suites, LLC	40,000	(40,000)	—

Net cash used in investing activities	(36,146,109)	(5,386,569)	(41,532,678)

Cash flows from financing activities
Proceeds from long-term debt	26,902,159	—	26,902,159
Contributions from member	24,221,760	8,353,222	32,574,982
Deferred costs	(1,003,435)	—	(1,003,435)
Payments on long-term debt	(15,651,370)	(70,120)	(15,721,490)
Distributions to member	—	(2,672,900)	(2,672,900)

Net cash provided by financing activities	34,469,114	5,610,202	40,079,316

Net change in cash and cash equivalents	2,029,128	1,050,211	3,079,339

Cash and cash equivalents
Beginning of year	4,390,083	(1,540,884)	2,849,199

End of year	$6,419,211	$(490,673)	$5,928,538

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$4,225,160	$418,705	$4,643,865

Supplemental disclosure of non-cash investing and financing activities
Construction-in-progress funded through accounts payable, accrued expenses and accrued development costs	$11,855,006	$—	$11,855,006

Amortization of construction loan costs capitalized to construction-in-progress	$843,576	$—	$843,576

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
December 31, 2003

	Wtfd Hsptlty		Pro forma
	Financial		Financial
	Information		Information
	(Audited) (A)	Adjustments (B)	(Unaudited) (C)
Assets
Cash and cash equivalents	$4,390,083	$(1,540,884)	$2,849,199
Cash in escrow	4,070,858	7,358	4,078,216
Restricted cash	1,720,196	510,592	2,230,788
Accounts receivable, net	1,451,432	27,427	1,478,859
Other current assets	740,313	24,344	764,657

Total current assets	12,372,882	(971,163)	11,401,719

Property, building and equipment, net	82,439,045	3,188,227	85,627,272
Deferred costs, net	2,973,682	107,808	3,081,490
Investment in Danbury Suites, LLC	324,227	(324,227)	—
Other assets	257,700	(250,000)	7,700

Total assets	$98,367,536	$1,750,645	$100,118,181

Liabilities and Member’s Equity
Current maturities of long-term debt	$1,106,580	$70,126	$1,176,706
Accounts payable	1,252,575	2,256	1,254,831
Accrued expenses	1,755,774	69,878	1,825,652
Accrued development costs	2,207,535	—	2,207,535
Gift certificates	732,870	—	732,870
Due to affiliates	—	15,000	15,000

Total current liabilities	7,055,334	157,260	7,212,594

Long-term debt	55,294,589	4,729,182	60,023,771

Minority interest in consolidated subsidiaries	10,107,951	(8,920,107)	1,187,844

Total liabilities	72,457,874	(4,033,665)	68,424,209

Commitments and contingencies
Member’s equity	25,909,662	5,784,310	31,693,972

Total liabilities and member’s equity	$98,367,536	$1,750,645	$100,118,181

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
December 31, 2003

	Wtfd Hsptlty		Pro forma
	Financial		Financial
	Information		Information
	(Audited) (A)	Adjustments (B)	(Unaudited) (C)
Revenues
Rooms	$23,080,747	$2,621,070	$25,701,817
Food and beverage	8,133,561	—	8,133,561
Spa	3,322,042	—	3,322,042
Telephone	362,152	44,763	406,915
Rental income	340,678	(296,803)	43,875
Other	452,238	22,917	475,155

Total revenues	35,691,418	2,391,947	38,083,365

Departmental expenses
Rooms	6,143,787	677,006	6,820,793
Food and beverage	5,907,718	—	5,907,718
Spa	2,818,862	—	2,818,862
Telephone	261,694	25,450	287,144
Rental expenses	53,900	(53,900)	—
Franchise fees	1,806,617	223,959	2,030,576
Management fees	930,958	117,789	1,048,747

Total departmental expenses	17,923,536	990,304	18,913,840

Departmental income	17,767,882	1,401,643	19,169,525

Unallocated operating expenses
Administrative and general	2,925,660	145,589	3,071,249
Marketing	2,487,475	131,856	2,619,331
Energy costs	1,502,243	68,237	1,570,480
Property taxes and insurance	1,610,035	91,122	1,701,157
Property operating and maintenance	1,496,507	61,052	1,557,559
Depreciation and amortization	5,981,468	273,594	6,255,062

Total unallocated operating expenses	16,003,388	771,450	16,774,838

Operating income	1,764,494	630,193	2,394,687

Other income (expense)
Interest expense	(3,830,669)	(422,317)	(4,252,986)
Interest income	21,231	(794)	20,437
Equity in income of Danbury Suites, LLC	62,244	(62,244)	—
Minority interest in net loss of consolidated subsidiaries	891,649	(921,108)	(29,459)
Other	(29,861)	29,861	—

Net loss	$(1,120,912)	$(746,409)	$(1,867,321)

Member’s equity, December 31, 2002	$21,910,674	$6,978,710	$28,889,384

Contributions	5,119,900	2,924,268	8,044,168

Distributions	—	(3,372,259)	(3,372,259)

Net loss	(1,120,912)	(746,409)	(1,867,321)

Member’s equity, December 31, 2003	$25,909,662	$5,784,310	$31,693,972

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
December 31, 2003

	Wtfd Hsptlty		Pro forma
	Financial		Financial
	Information		Information
	(Audited) (A)	Adjustments (B)	(Unaudited) (C)
Cash flows from operating activities
Net loss	$(1,120,912)	$(746,409)	$(1,867,321)

Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	5,981,468	273,594	6,255,062
Equity in earnings of Danbury Suites, LLC	(62,244)	62,244	—
Minority interest in net loss of consolidated subsidiaries	(891,649)	921,108	29,459
Changes in operating assets and liabilities:
Cash in escrow	70,850	46,483	117,333
Accounts receivable, net	(386,675)	(12,977)	(399,652)
Other current assets	(211,875)	25,349	(186,526)
Accounts payable	(216,293)	(79,193)	(295,486)
Accrued expenses	265,438	(30,492)	234,946
Gift certificates	191,329	—	191,329

Total adjustments	4,740,349	1,206,116	5,946,465

Net cash provided by operating activities	3,619,437	459,707	4,079,144

Cash flows from investing activities
Purchase of property, building and equipment and development costs	(10,403,569)	1,129,610	(9,273,959)
Minority interest in consolidated subsidiaries	2,697,793	(2,603,121)	94,672
Change in construction fund	(3,351,766)	—	(3,351,766)
Change in restricted cash	(685,859)	(101,066)	(786,925)
Other assets	(250,000)	250,000	—
Distributions from Danbury Suites, LLC	106,000	(106,000)	—

Net cash used in investing activities	(11,887,401)	(1,430,577)	(13,317,978)

Cash flows from financing activities
Proceeds from long-term debt	7,356,062	—	7,356,062
Contributions from member	5,119,900	2,924,268	8,044,168
Deferred costs	(2,140,131)	—	(2,140,131)
Payments on long-term debt	(898,060)	(65,398)	(963,458)
Distributions to member	—	(3,372,259)	(3,372,259)

Net cash provided by financing activities	9,437,771	(513,389)	8,924,382

Net change in cash and cash equivalents	1,169,807	(1,484,259)	(314,452)

Cash and cash equivalents
Beginning of year	3,220,276	(56,625)	3,163,651

End of year	$4,390,083	$(1,540,884)	$2,849,199

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$3,835,793	$421,620	$4,257,413

Supplemental disclosure of non-cash investing and financing activities
Construction-in-progress funded through accounts payable, accrued expenses and accrued development costs	$2,240,703	$—	$2,240,703

Amortization of construction loan costs capitalized to construction-in-progress	$193,371	$—	$193,371

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
December 31, 2002

	Wtfd Hsptlty		Pro forma
	Financial		Financial
	Information		Information
	(Audited) (A)	Adjustments (B)	(Unaudited) (C)
Assets
Cash and cash equivalents	$3,220,276	$(56,625)	$3,163,651
Cash in escrow	789,942	53,841	843,783
Restricted cash	1,034,337	409,526	1,443,863
Accounts receivable, net	1,064,757	14,450	1,079,207
Other current assets	528,438	49,693	578,131

Total current assets	6,637,750	470,885	7,108,635

Property, building and equipment, net	77,109,758	4,577,682	81,687,440
Deferred costs, net	1,080,823	121,557	1,202,380
Investment in Danbury Suites, LLC	367,983	(367,983)	—
Other assets	7,700	—	7,700

Total assets	$85,204,014	$4,802,141	$90,006,155

Liabilities and Member’s Equity
Current maturities of long-term debt	$889,612	$65,398	$955,010
Accounts payable	1,514,957	81,955	1,596,912
Accrued expenses	1,490,842	99,864	1,590,706
Accrued development costs	1,501,026	—	1,501,026
Gift certificates	541,541	—	541,541
Due to affiliates	—	15,000	15,000

Total current liabilities	5,937,978	262,217	6,200,195

Long-term debt	49,053,555	4,799,308	53,852,863

Minority interest in consolidated subsidiaries	8,301,807	(7,238,094)	1,063,713

Total liabilities	63,293,340	(2,176,569)	61,116,771

Commitments and contingencies
Member’s equity	21,910,674	6,978,710	28,889,384

Total liabilities and member’s equity	$85,204,014	$4,802,141	$90,006,155

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
December 31, 2002

	Wtfd Hsptlty		Pro forma
	Financial		Financial
	Information		Information
	(Audited) (A)	Adjustments (B)	(Unaudited) (C)
Revenues
Rooms	$20,550,681	$2,889,236	$23,439,917
Food and beverage	7,953,488	—	7,953,488
Spa	3,063,321	—	3,063,321
Telephone	397,650	59,109	456,759
Other	325,384	32,013	357,397

Total revenues	32,290,524	2,980,358	35,270,882

Departmental expenses
Rooms	5,361,500	690,488	6,051,988
Food and beverage	6,170,322	—	6,170,322
Spa	2,715,160	—	2,715,160
Telephone	153,347	25,127	178,474
Franchise fees	1,449,385	240,277	1,689,662
Management fees	1,211,919	128,671	1,340,590

Total departmental expenses	17,061,633	1,084,563	18,146,196

Departmental income	15,228,891	1,895,795	17,124,686

Unallocated operating expenses
Administrative and general	2,366,929	90,220	2,457,149
Marketing	2,096,263	60,281	2,156,544
Energy costs	1,215,519	116,366	1,331,885
Property taxes and insurance	1,053,941	119,988	1,173,929
Property operating and maintenance	1,090,503	120,324	1,210,827
Depreciation and amortization	5,150,797	261,184	5,411,981

Total unallocated operating expenses	12,973,952	768,363	13,742,315

Operating income	2,254,939	1,127,432	3,382,371

Other income (expense)
Interest expense	(3,482,100)	(429,212)	(3,911,312)
Interest income	36,688	(4,381)	32,307
Equity in income of Danbury Suites, LLC	230,144	(230,144)	—
Minority interest in net loss of consolidated subsidiaries	506,900	(475,010)	31,890
Other	(32,227)	32,227	—

Net loss	$(485,656)	$20,912	$(464,744)

Member’s equity, December 31, 2001	$19,368,330	$6,839,635	$26,207,965

Contributions	3,125,000	3,429,783	6,554,783

Distributions	(97,000)	(3,311,620)	(3,408,620)

Net loss	(485,656)	20,912	(464,744)

Member’s equity, December 31, 2002	$21,910,674	$6,978,710	$28,889,384

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
December 31, 2002

	Wtfd Hsptlty		Pro forma
	Financial		Financial
	Information		Information
	(Audited) (A)	Adjustments (B)	(Unaudited) (C)
Cash flows from operating activities
Net loss	$(485,656)	$20,912	$(464,744)

Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	5,150,797	261,184	5,411,981
Equity in earnings of Danbury Suites, LLC	(230,144)	230,144	—
Minority interest in net loss of consolidated subsidiaries	(506,900)	475,010	(31,890)
Changes in operating assets and liabilities:
Cash in escrow	(165,959)	(45,424)	(211,383)
Accounts receivable, net	566,357	165,775	732,132
Other current assets	143,593	(1,885)	141,708
Other assets	(7,700)	—	(7,700)
Accounts payable	(125,426)	33,406	(92,020)
Accrued expenses	329,459	(124,498)	204,961
Gift certificates	124,926	—	124,926

Total adjustments	5,279,003	993,712	6,272,715

Net cash provided by operating activities	4,793,347	1,014,624	5,807,971

Cash flows from investing activities
Purchase of property, building and equipment and development costs	(13,850,312)	(16,535)	(13,866,847)
Minority interest in consolidated subsidiaries	1,005,159	(652,849)	352,310
Change in restricted cash	559,306	(138,739)	420,567
Other assets	—	—	—
Distributions from Danbury Suites, LLC	221,548	(221,548)	—

Net cash used in investing activities	(12,064,299)	(1,029,671)	(13,093,970)

Cash flows from financing activities
Proceeds from long-term debt	6,101,840	—	6,101,840
Contributions from member	3,125,000	3,429,783	6,554,783
Deferred costs	(276,430)	—	(276,430)
Payments on long-term debt	(1,072,147)	(59,941)	(1,132,088)
Distributions to member	(97,000)	(3,311,620)	(3,408,620)

Net cash provided by financing activities	7,781,263	58,222	7,839,485

Net change in cash and cash equivalents	510,311	43,175	553,486

Cash and cash equivalents
Beginning of year	2,709,965	(99,800)	2,610,165

End of year	$3,220,276	$(56,625)	$3,163,651

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$3,477,876	$428,515	$3,906,391

Supplemental disclosure of non-cash investing and financing activities
Construction-in-progress funded through accounts payable, accrued expenses and accrued development costs	$1,580,789	$—	$1,580,789

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
March 31, 2005

	Wtfd Hsptlty		Pro forma
	Financial		Financial
	Information		Information
	(Unaudited) (A)	Adjustments (B)	(Unaudited) (C)
Assets
Cash and cash equivalents	$5,259,797	$(313,719)	$4,946,078
Cash in escrow	920,711	49,533	970,244
Restricted cash	2,058,060	602,665	2,660,725
Accounts receivable, net	1,073,007	62,340	1,135,347
Other current assets	1,261,103	22,922	1,284,025

Total current assets	10,572,678	423,741	10,996,419

Property, building and equipment, net	152,715,662	3,102,000	155,817,662
Deferred costs, net	2,628,452	88,168	2,716,620
Investment in Danbury Suites, LLC	350,802	(350,802)	—
Other assets	5,170	—	5,170

Total assets	$166,272,764	$3,263,107	$169,535,871

Liabilities and Member’s Equity
Current maturities of long-term debt	$12,687,783	$79,424	$12,767,207
Accounts payable	2,071,575	49,134	2,120,709
Accrued expenses	1,508,692	76,030	1,584,722
Accrued development costs	9,716,367	—	9,716,367
Gift certificates	40,625	—	40,625

Total current liabilities	26,025,042	204,588	26,229,630

Long-term debt	77,468,960	4,629,564	82,098,524

Minority interest in consolidated subsidiaries	15,949,786	(12,736,704)	3,213,082

Total liabilities	119,443,788	(7,902,552)	111,541,236

Commitments and contingencies
Member’s equity	46,828,976	11,165,659	57,994,635

Total liabilities and member’s equity	$166,272,764	$3,263,107	$169,535,871

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
March 31, 2005

	Wtfd Hsptlt		Pro forma
	Financial		Financial
	Information		Information
	(Unaudited) (A)	Adjustments (B)	(Unaudited) (C)
Revenues
Rooms	$5,678,746	$641,131	$6,319,877
Food and beverage	2,097,206	—	2,097,206
Spa	855,285	—	855,285
Telephone	103,752	11,312	115,064
Rental income	107,509	(91,259)	16,250
Other	126,084	6,370	132,454

Total revenues	8,968,582	567,554	9,536,136

Departmental expenses
Rooms	1,713,371	176,968	1,890,339
Food and beverage	1,712,896	—	1,712,896
Spa	725,900	—	725,900
Telephone	105,785	7,044	112,829
Rental expenses	21,730	(21,730)	—
Franchise fees	454,412	48,374	502,786
Management fees	286,210	28,300	314,510

Total departmental expenses	5,020,304	238,956	5,259,260

Departmental income	3,948,278	328,598	4,276,876

Unallocated operating expenses
Administrative and general	1,977,911	6,015	1,983,926
Marketing	910,493	32,710	943,203
Energy costs	607,596	24,664	632,260
Property taxes and insurance	489,868	15,420	505,288
Property operating and maintenance	439,103	11,816	450,919
Depreciation and amortization	1,660,877	42,669	1,703,546

Total unallocated operating expenses	6,085,848	133,294	6,219,142

Operating income	(2,137,570)	195,304	(1,942,266)

Other income (expense)
Interest expense	(1,039,131)	(101,857)	(1,140,988)
Interest income	20,422	65	20,487
Equity in income of Danbury Suites, LLC	18,162	(18,162)	—
Minority interest in net loss of consolidated subsidiaries	1,102,016	(928,704)	173,312
Other	184	—	184

Net loss	$(2,035,917)	$(853,354)	$(2,889,271)

Member’s equity, December 31, 2004	$48,454,893	$11,796,129	$60,251,022

Contributions	410,000	385,600	795,600

Distributions	—	(162,716)	(162,716)

Net loss	(2,035,917)	(853,354)	(2,889,271)

Member’s equity, March 31, 2005	$46,828,976	$11,165,659	$57,994,635

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
March 31, 2005

	Wtfd Hsptlty		Pro forma
	Financial		Financial
	Information		Information
	(Unaudited) (A)	Adjustments (B)	(Unaudited) (C)
Cash flows from operating activities
Net loss	$(2,035,917)	$(853,354)	$(2,889,271)

Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	1,660,877	42,669	1,703,546
Equity in earnings of Danbury Suites, LLC	(18,162)	18,162	—
Minority interest in net loss of consolidated subsidiaries	(1,102,016)	928,704	(173,312)
Changes in operating assets and liabilities:
Cash in escrow	69,454	18,118	87,572
Accounts receivable, net	142,116	(29,761)	112,355
Other current assets	(221,130)	29,799	(191,331)
Other assets	(4,170)	5,069	899
Accounts payable	697,596	3,867	701,463
Accrued expenses	(7,292)	36,224	28,932
Gift certificates	(409,663)	—	(409,663)
Due to affiliates	—	(16,700)	(16,700)

Total adjustments	807,610	1,036,151	1,843,761

Net cash provided by operating activities	(1,228,307)	182,797	(1,045,510)

Cash flows from investing activities
Purchase of property, building and equipment and development costs	(22,913,820)	(34,946)	(22,948,766)
Minority interest in consolidated subsidiaries	230,000	(155,600)	74,400
Note receivable proceeds	200,000	—	200,000
Note receivable payments	(200,000)	—	(200,000)
Change in construction fund	(24,842)	—	(24,842)
Change in restricted cash	(181,786)	47,105	(134,681)
Distributions from Danbury Suites, LLC	65,086	(65,086)	—

Net cash used in investing activities	(22,825,362)	(208,527)	(23,033,889)

Cash flows from financing activities
Proceeds from long-term debt	22,801,555	—	22,801,555
Contributions from member	410,000	385,600	795,600
Deferred costs	(20,530)	—	(20,530)
Payments on long-term debt	(296,770)	(20,200)	(316,970)
Distributions to member	—	(162,716)	(162,716)

Net cash provided by financing activities	22,894,255	202,684	23,096,939

Net change in cash and cash equivalents	(1,159,414)	176,954	(982,460)

Cash and cash equivalents
Beginning of period	6,419,211	(490,673)	5,928,538

End of period	$5,259,797	$(313,719)	$4,946,078

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$913,259	$103,482	$1,016,741

Supplemental disclosure of non-cash investing and financing activities
Construction-in-progress funded through accounts payable, accrued expenses and accrued development costs	$9,716,367	$—	$9,716,367

Amortization of construction loan costs capitalized to construction-in-progress	$216,178	$—	$216,178

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
March 31, 2004

	Wtfd Hsptlty		Pro forma
	Financial		Financial
	Information		Information
	(Unaudited) (A)	Adjustments (B)	(Unaudited) (C)
Assets
Cash and cash equivalents	$8,581,529	$32,239	$8,613,768
Cash in escrow	2,506,779	23,200	2,529,979
Restricted cash	2,438,848	548,468	2,987,316
Accounts receivable, net	1,338,913	38,765	1,377,678
Other current assets	521,669	(17,213)	504,456

Total current assets	15,387,738	625,459	16,013,197

Property, building and equipment, net	91,032,047	3,137,855	94,169,902
Deferred costs, net	3,242,198	103,880	3,346,078
Investment in Danbury Suites, LLC	328,867	(328,867)	—
Other assets	5,170	—	5,170

Total assets	$109,996,020	$3,538,327	$113,534,347

Liabilities and Member’s Equity
Current maturities of long-term debt	$1,113,669	$72,797	$1,186,466
Accounts payable	1,357,538	(13,915)	1,343,623
Accrued expenses	969,736	160,163	1,129,899
Accrued development costs	2,029,759	—	2,029,759
Gift certificates	580,536	—	580,536

Total current liabilities	6,051,238	219,045	6,270,283

Long-term debt	56,094,846	4,708,988	60,803,834

Minority interest in consolidated subsidiaries	12,286,171	(9,769,995)	2,516,176

Total liabilities	74,432,255	(4,841,962)	69,590,293

Commitments and contingencies
Member’s equity	35,563,765	8,380,289	43,944,054

Total liabilities and member’s equity	$109,996,020	$3,538,327	$113,534,347

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
March 31, 2004

	Wtfd Hsptlty		Pro forma
	Financial		Financial
	Information		Information
	(Unaudited) (A)	Adjustments (B)	(Unaudited) (C)
Revenues
Rooms	$5,518,320	$563,265	$6,081,585
Food and beverage	1,866,428	—	1,866,428
Spa	907,336	—	907,336
Telephone	86,830	6,420	93,250
Rental income	107,509	(91,259)	16,250
Other	182,050	6,078	188,128

Total revenues	8,668,473	484,504	9,152,977

Departmental expenses
Rooms	1,577,506	148,614	1,726,120
Food and beverage	1,437,999	—	1,437,999
Spa	761,445	—	761,445
Telephone	77,352	6,179	83,531
Rental expenses	18,661	(18,661)	—
Franchise fees	447,583	42,430	490,013
Management fees	275,843	24,747	300,590

Total departmental expenses	4,596,389	203,309	4,799,698

Departmental income	4,072,084	281,195	4,353,279

Unallocated operating expenses
Administrative and general	711,679	9,142	720,821
Marketing	672,929	26,668	699,597
Energy costs	476,413	20,053	496,466
Property taxes and insurance	374,331	17,297	391,628
Property operating and maintenance	379,770	19,126	398,896
Depreciation and amortization	1,484,924	46,841	1,531,765

Total unallocated operating expenses	4,100,046	139,127	4,239,173

Operating income	(27,962)	142,068	114,106

Other income (expense)
Interest expense	(1,280,891)	(104,527)	(1,385,418)
Interest income	5,312	615	5,927
Equity in income of Danbury Suites, LLC	4,640	(4,640)	—
Loss on refinancing of long-term debt	(76,615)	—	(76,615)
Minority interest in net loss of consolidated subsidiaries	658,630	(654,962)	3,668
Other	914	—	914

Net loss	$(715,972)	$(621,446)	$(1,337,418)

Member’s equity, December 31, 2003	$25,909,662	$5,784,310	$31,693,972

Contributions	10,370,075	3,939,175	14,309,250

Distributions	—	(721,750)	(721,750)

Net loss	(715,972)	(621,446)	(1,337,418)

Member’s equity, March 31, 2004	$35,563,765	$8,380,289	$43,944,054

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Mystic Partners, LLC and Subsidiaries
Pro Forma Financial Information
March 31, 2004

	Wtfd Hsptlty		Pro forma
	Financial		Financial
	Information		Information
	(Unaudited) (A)	Adjustments (B)	(Unaudited) (C)
Cash flows from operating activities
Net loss	$(715,972)	$(621,446)	$(1,337,418)

Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	1,484,924	46,841	1,531,765
Equity in earnings of Danbury Suites, LLC	(4,640)	4,640	—
Minority interest in net loss of consolidated subsidiaries	(658,630)	654,962	(3,668)
Loss on refinancing of long-term debt	76,615	—	76,615
Changes in operating assets and liabilities:
Cash in escrow	135,429	(15,832)	119,597
Accounts receivable, net	112,519	(11,338)	101,181
Other current assets	218,644	41,557	260,201
Other assets	252,530	(250,000)	2,530
Accounts payable	138,131	(16,171)	121,960
Accrued expenses	(786,038)	90,285	(695,753)
Gift certificates	(152,334)	—	(152,334)
Due to affiliates	—	(15,000)	(15,000)

Total adjustments	817,150	529,944	1,347,094

Net cash provided by operating activities	101,178	(91,502)	9,676

Cash flows from investing activities
Purchase of property, building and equipment and development costs	(10,053,105)	7,459	(10,045,646)
Minority interest in consolidated subsidiaries	2,836,850	(1,504,850)	1,332,000
Change in construction fund	1,428,650	(10)	1,428,640
Change in restricted cash	(718,652)	(37,876)	(756,528)

Net cash used in investing activities	(6,506,257)	(1,535,277)	(8,041,534)

Cash flows from financing activities
Proceeds from long-term debt	15,700,000	—	15,700,000
Contributions from member	10,370,075	3,939,175	14,309,250
Deferred costs	(580,896)	—	(580,896)
Payments on long-term debt	(14,892,654)	(17,523)	(14,910,177)
Distributions to member	—	(721,750)	(721,750)

Net cash provided by financing activities	10,596,525	3,199,902	13,796,427

Net change in cash and cash equivalents	4,191,446	1,573,123	5,764,569

Cash and cash equivalents
Beginning of period	4,390,083	(1,540,884)	2,849,199

End of period	$8,581,529	$32,239	$8,613,768

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$1,291,045	$103,825	$1,394,870

Supplemental disclosure of non-cash investing and financing activities
Construction-in-progress funded through accounts payable, accrued expenses and accrued development costs	$2,029,759	$—	$2,029,759

Amortization of construction loan costs capitalized to construction-in-progress	$193,968	$—	$193,968

Please see “Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information” below.

Notes to Mystic Partners, LLC and Subsidiaries Pro Forma Financial Information

(A) Waterford Hospitality Group, LLC and Subsidiaries — Unaudited Financial Information

The financial information of Waterford Hospitality Group, LLC and Subsidiaries (“Waterford Hospitality Group”) include the accounts of Waterford Hospitality Group, LLC (the parent company), Mystic Hotel Investors, LLC and its subsidiaries (“MHI”), Mystic Hotel Investors Remote Entity, Inc. (“MHI Remote”), Adriaen’s Landing Hotel, LLC (“Adriaen’s Landing Hotel”) and 315 Trumbull Street Associates, LLC (“315 Trumbull Street”).

Waterford Hospitality Group has a 50% controlling interest in MHI, a 50% controlling interest in MHI Remote, a 46.875% controlling interest in Adriaen’s Landing Hotel, and a 78% controlling interest in 315 Trumbull Street.

MHI includes the accounts of MHI (the parent company), Norwich Hotel, LLC (“Norwich Hotel”), Whitehall Mansion Partners, LLC (“Whitehall Mansion”), Waterford Suites, LLC (“Waterford Suites”), Exit 88 Hotel, LLC (“Exit 88 Hotel”), Southington Suites, LLC (“Southington Suites”), Warwick Lodgings, LLC (“Warwick Lodgings”), Danbury Hotel, LLC (“Danbury Hotel”), 790 West Street, LLC (“790 West Street”), 50 Columbus Blvd, LLC (“50 Columbus Blvd”), Exit 88 Offices, LLC (“Exit 88 Offices”), Exit 88 Realty, LLC (“Exit 88 Realty”), and Adriaen’s Landing Hotel.

MHI has a 99.9% ownership interest in Exit 88 Hotel, a 67% interest in Southington Suites and 790 West Street, a 50% interest in 50 Columbus Blvd and a 46.875% interest in Adriaen’s Landing Hotel. The remaining entities included in MHI are wholly-owned subsidiaries of MHI.

Danbury Hotel has a 40% equity investment in Danbury Suites, LLC (“Danbury Suites”) which is accounted for utilizing the equity method.

(B) Adjustments

Represents adjustments to remove entities included in the historical financial statements for Waterford Hospitality Group that will not be contributed to Mystic Partners, LLC and subsidiaries (“Mystic Partners”) and to add contributions of ownership interests from the other owners of Danbury Suites and 315 Trumbull Street to Mystic Partners, LLC.

(C) Pro Forma Financial Information

The pro forma financial information of Mystic Partners include the accounts of Norwich Hotel, Whitehall Mansion, Waterford Suites, Exit 88 Hotel, Southington Suites, 790 West Street, Warwick Lodgings, Danbury Suites, Adriaen’s Landing Hotel, MHI Remote and 315 Trumbull Street.

The pro forma financial information present Mystic Partners with a 67% interest in Southington Suites and 790 West Street, a 97% interest in Adriaen’s Landing Hotel and a 88% interest in 315 Trumbull Street. The remaining entities included in the pro forma financial information of Mystic Partners are presented as wholly-owned subsidiaries of Mystic Partners.

As such, the pro forma financial information of Mystic Partners excludes those subsidiaries not acquired by Mystic Partners (50 Columbus Blvd, Exit 88 Offices, Exit 88 Realty, Danbury Hotel, and the accounts of the Waterford Hospitality Group and MHI holding companies). The pro forma financial information also include a 100% ownership of Danbury Suites, and an additional 50%, 3.25% and 10% interest in MHI Remote, Adriaen’s Landing Hotel and 315 Trumbull Street, respectively, as these are being acquired by Mystic Partners as part of the transaction.